FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$5,893,872	$12,884,430	$130,849,522	$92,714,693	$26,881,187
Net Assets	$5,893,872	$12,884,430	$130,849,522	$92,714,693	$26,881,187

NET ASSETS, representing:
Accumulation units	$5,893,872	$12,884,430	$130,849,522	$92,714,693	$26,881,187
	$5,893,872	$12,884,430	$130,849,522	$92,714,693	$26,881,187

Units outstanding	1,712,469	980,012	2,579,287	3,544,209	1,429,066

Portfolio shares held	589,387	822,761	1,333,974	2,100,469	677,620
Portfolio net asset value per share	$10.00	$15.66	$98.09	$44.14	$39.67
Investment in portfolio shares, at cost	$5,893,872	$9,173,123	$30,598,287	$33,350,268	$10,204,930

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$2,657	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	21,368	45,987	435,091	311,138	90,553
Reimbursement for excess expenses	—	(3,215)	(74,949)	(191,025)	(43,972)
NET EXPENSES	21,368	42,772	360,142	120,113	46,581

NET INVESTMENT INCOME (LOSS)	(18,711)	(42,772)	(360,142)	(120,113)	(46,581)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	267,198	6,008,660	3,255,210	1,088,941
Net change in unrealized appreciation (depreciation) on investments	—	(380,483)	16,887,128	10,909,662	2,167,056
NET GAIN (LOSS) ON INVESTMENTS	—	(113,285)	22,895,788	14,164,872	3,255,997

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(18,711)	$(156,057)	$22,535,646	$14,044,759	$3,209,416
The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Global Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$2,026,645	$8,850,693	$3,758,278	$1,554,895	$2,541,759
Net Assets	$2,026,645	$8,850,693	$3,758,278	$1,554,895	$2,541,759

NET ASSETS, representing:
Accumulation units	$2,026,645	$8,850,693	$3,758,278	$1,554,895	$2,541,759
	$2,026,645	$8,850,693	$3,758,278	$1,554,895	$2,541,759

Units outstanding	202,571	319,672	165,587	84,128	340,341

Portfolio shares held	303,845	78,708	78,889	45,332	44,734
Portfolio net asset value per share	$6.67	$112.45	$47.64	$34.30	$56.82
Investment in portfolio shares, at cost	$1,611,833	$2,905,612	$1,578,060	$1,595,589	$971,904

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	7,024	28,698	12,247	5,227	8,686
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	7,024	28,698	12,247	5,227	8,686

NET INVESTMENT INCOME (LOSS)	(7,024)	(28,698)	(12,247)	(5,227)	(8,686)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	25,085	457,379	122,654	(9,696)	105,445
Net change in unrealized appreciation (depreciation) on investments	128,229	1,577,367	719,420	338,243	305,019
NET GAIN (LOSS) ON INVESTMENTS	153,314	2,034,746	842,074	328,547	410,464

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$146,290	$2,006,048	$829,827	$323,320	$401,778

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,044,232	$10,017,614	$3,662,955	$22,251
Net Assets	$1,044,232	$10,017,614	$3,662,955	$22,251

NET ASSETS, representing:
Accumulation units	$1,044,232	$10,017,614	$3,662,955	$22,251
	$1,044,232	$10,017,614	$3,662,955	$22,251

Units outstanding	199,463	532,835	231,818	1,630

Portfolio shares held	74,323	67,732	60,705	1,109
Portfolio net asset value per share	$14.05	$147.90	$60.34	$20.07
Investment in portfolio shares, at cost	$917,775	$2,143,271	$1,204,213	$19,050

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
	1/1/2021	1/1/2021	1/1/2021	2/22/2021*
	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	3,515	33,693	12,568	33
Reimbursement for excess expenses	—	—	—	—
NET EXPENSES	3,515	33,693	12,568	33

NET INVESTMENT INCOME (LOSS)	(3,515)	(33,693)	(12,568)	(33)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	10,353	601,353	201,738	63
Net change in unrealized appreciation (depreciation) on investments	(43,713)	819,631	605,134	3,201
NET GAIN (LOSS) ON INVESTMENTS	(33,360)	1,420,984	806,872	3,264

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(36,875)	$1,387,291	$794,304	$3,231

*Date subaccount became available for investment.
The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(18,711)	$(42,772)	$(360,142)	$(120,113)	$(46,581)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	267,198	6,008,660	3,255,210	1,088,941
Net change in unrealized appreciation (depreciation) on investments	—	(380,483)	16,887,128	10,909,662	2,167,056
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(18,711)	(156,057)	22,535,646	14,044,759	3,209,416

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	136,746	231,478	1,076,188	1,195,868	422,429
Policy loans	(46,338)	(61,811)	(638,689)	(529,793)	(146,624)
Policy loan repayments and interest	880,864	127,984	1,052,123	1,015,296	324,009
Surrenders, withdrawals and death benefits	(8,298,361)	(337,657)	(3,026,413)	(2,521,004)	(586,394)
Net transfers between other subaccounts
or fixed rate option	7,150,973	(427,293)	(3,073,516)	(2,121,266)	(851,347)
Miscellaneous transactions	2,655	1,078	(63,137)	(30,715)	(15,738)
Other charges	(189,950)	(338,802)	(2,842,623)	(2,158,700)	(683,872)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(363,411)	(805,023)	(7,516,067)	(5,150,314)	(1,537,537)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(382,122)	(961,080)	15,019,579	8,894,445	1,671,879

NET ASSETS
Beginning of period	6,275,994	13,845,510	115,829,943	83,820,248	25,209,308
End of period	$5,893,872	$12,884,430	$130,849,522	$92,714,693	$26,881,187

Beginning units	1,818,233	1,041,707	2,740,065	3,755,480	1,516,712
Units issued	1,373,371	7,881	4,083	1,537	13,674
Units redeemed	(1,479,135)	(69,576)	(164,861)	(212,808)	(101,320)
Ending units	1,712,469	980,012	2,579,287	3,544,209	1,429,066

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(7,024)	$(28,698)	$(12,247)	$(5,227)	$(8,686)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	25,085	457,379	122,654	(9,696)	105,445
Net change in unrealized appreciation (depreciation) on investments	128,229	1,577,367	719,420	338,243	305,019
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	146,290	2,006,048	829,827	323,320	401,778

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	31,112	86,720	44,759	28,379	28,601
Policy loans	(10,583)	(61,123)	(9,484)	(6,797)	(5,898)
Policy loan repayments and interest	39,490	104,359	38,381	13,527	8,722
Surrenders, withdrawals and death benefits	(66,131)	(345,108)	(65,593)	(30,984)	(59,979)
Net transfers between other subaccounts
or fixed rate option	(35,238)	(178,651)	(118,358)	(50,892)	(64,773)
Miscellaneous transactions	(761)	(950)	(1,133)	(383)	(830)
Other charges	(53,058)	(183,796)	(86,585)	(35,329)	(54,411)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(95,169)	(578,549)	(198,013)	(82,479)	(148,568)

TOTAL INCREASE (DECREASE) IN NET ASSETS	51,121	1,427,499	631,814	240,841	253,210

NET ASSETS
Beginning of period	1,975,524	7,423,194	3,126,464	1,314,054	2,288,549
End of period	$2,026,645	$8,850,693	$3,758,278	$1,554,895	$2,541,759

Beginning units	212,377	342,736	175,416	88,919	361,027
Units issued	3,799	4,699	1,096	409	2,583
Units redeemed	(13,605)	(27,763)	(10,925)	(5,200)	(23,269)
Ending units	202,571	319,672	165,587	84,128	340,341

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
	1/1/2021	1/1/2021	1/1/2021	2/22/2021*
	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(3,515)	$(33,693)	$(12,568)	$(33)
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	10,353	601,353	201,738	63
Net change in unrealized appreciation (depreciation) on investments	(43,713)	819,631	605,134	3,201
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(36,875)	1,387,291	794,304	3,231

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	23,436	70,151	29,744	15,544
Policy loans	(5,095)	(42,400)	(16,357)	(325)
Policy loan repayments and interest	20,192	78,165	20,783	204
Surrenders, withdrawals and death benefits	(27,624)	(304,481)	(65,533)	(161)
Net transfers between other subaccounts
or fixed rate option	78,115	(135,053)	(127,021)	4,155
Miscellaneous transactions	158	(884)	213	(53)
Other charges	(28,834)	(207,141)	(76,893)	(344)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	60,348	(541,643)	(235,064)	19,020

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,473	845,648	559,240	22,251

NET ASSETS
Beginning of period	1,020,759	9,171,966	3,103,715	—
End of period	$1,044,232	$10,017,614	$3,662,955	$22,251

Beginning units	188,138	563,982	247,300	—
Units issued	24,461	11,512	3,917	1,731
Units redeemed	(13,136)	(42,659)	(19,399)	(101)
Ending units	199,463	532,835	231,818	1,630

*Date subaccount became available for investment.
The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(3,158)	$(42,816)	$(272,705)	$(99,623)	$(39,986)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	199,966	3,775,952	2,320,919	758,521
Net change in unrealized appreciation (depreciation) on investments	—	901,206	22,509,095	4,980,160	1,837,792
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(3,158)	1,058,356	26,012,342	7,201,456	2,556,327

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	201,343	248,075	1,133,921	1,255,385	450,075
Policy loans	(44,949)	(73,333)	(806,951)	(549,967)	(129,803)
Policy loan repayments and interest	482,493	127,520	1,172,597	826,845	207,578
Surrenders, withdrawals and death benefits	(5,889,525)	(339,616)	(2,523,338)	(1,731,423)	(478,453)
Net transfers between other subaccounts
or fixed rate option	5,490,050	(201,811)	(2,033,175)	(1,904,851)	(682,459)
Miscellaneous transactions	(673)	(2,185)	(29,419)	(6,518)	160
Other charges	(198,741)	(358,331)	(2,317,129)	(1,978,601)	(651,835)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	39,998	(599,681)	(5,403,494)	(4,089,130)	(1,284,737)

TOTAL INCREASE (DECREASE) IN NET ASSETS	36,840	458,675	20,608,848	3,112,326	1,271,590

NET ASSETS
Beginning of period	6,239,154	13,386,835	95,221,095	80,707,922	23,937,718
End of period	$6,275,994	$13,845,510	$115,829,943	$83,820,248	$25,209,308

Beginning units	1,806,843	1,088,901	2,897,558	3,957,623	1,602,141
Units issued	1,039,703	9,678	3,083	7,420	7,096
Units redeemed	(1,028,313)	(56,872)	(160,576)	(209,563)	(92,525)
Ending units	1,818,233	1,041,707	2,740,065	3,755,480	1,516,712

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(6,380)	$(22,689)	$(9,646)	$(3,745)	$(6,822)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,264	266,137	40,627	(54,270)	49,232
Net change in unrealized appreciation (depreciation) on investments	123,827	861,494	57,039	194,043	259,814
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	121,711	1,104,942	88,020	136,028	302,224

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	32,274	91,764	47,250	31,300	29,065
Policy loans	(10,550)	(53,767)	(10,114)	(8,189)	(4,382)
Policy loan repayments and interest	14,069	117,087	36,698	14,337	26,781
Surrenders, withdrawals and death benefits	(15,291)	(187,648)	(45,411)	(33,319)	(37,917)
Net transfers between other subaccounts
or fixed rate option	(15,189)	(261,236)	(35,597)	(53,678)	(38,351)
Miscellaneous transactions	113	(414)	(245)	(1,275)	(1,135)
Other charges	(49,795)	(152,344)	(69,831)	(28,143)	(44,393)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(44,369)	(446,558)	(77,250)	(78,967)	(70,332)

TOTAL INCREASE (DECREASE) IN NET ASSETS	77,342	658,384	10,770	57,061	231,892

NET ASSETS
Beginning of period	1,898,182	6,764,810	3,115,694	1,256,993	2,056,657
End of period	$1,975,524	$7,423,194	$3,126,464	$1,314,054	$2,288,549

Beginning units	217,802	367,511	180,447	95,172	374,511
Units issued	3,490	3,260	1,367	1,454	6,169
Units redeemed	(8,915)	(28,035)	(6,398)	(7,707)	(19,653)
Ending units	212,377	342,736	175,416	88,919	361,027

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020
	to	to	to
	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(3,537)	$(25,370)	$(8,855)
Capital gains distributions received	—	—	—
Net realized gain (loss) on shares redeemed	9,997	362,259	108,388
Net change in unrealized appreciation (depreciation) on investments	58,727	2,980,228	167,494
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	65,187	3,317,117	267,027

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	24,385	72,780	31,402
Policy loans	(5,194)	(22,754)	(7,960)
Policy loan repayments and interest	5,094	115,196	41,358
Surrenders, withdrawals and death benefits	(43,384)	(161,643)	(44,815)
Net transfers between other subaccounts
or fixed rate option	50,176	(153,089)	(156,087)
Miscellaneous transactions	60	13,894	(3,335)
Other charges	(28,822)	(163,689)	(58,035)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	2,315	(299,305)	(197,472)

TOTAL INCREASE (DECREASE) IN NET ASSETS	67,502	3,017,812	69,555

NET ASSETS
Beginning of period	953,257	6,154,154	3,034,160
End of period	$1,020,759	$9,171,966	$3,103,715

Beginning units	187,629	589,025	267,398
Units issued	11,468	16,260	2,933
Units redeemed	(10,959)	(41,303)	(23,031)
Ending units	188,138	563,982	247,300

The accompanying notes are an integral part of these financial statements.
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NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE INSURANCE ACCOUNT
December 31, 2021

Note 1:    General

Pruco Life of New Jersey Variable Insurance Account (the “Account”) was established under the laws of the State of New Jersey on December 29, 1982 as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company), which in turn is wholly-owned by The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life of New Jersey. Proceeds from purchases of Variable Life Insurance contract (the “contract” or "product") are invested in the Account. The portion of the Account’s assets applicable to the contract is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct.
The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contract. The contract offers the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund or the Advanced Series Trust (collectively, the "Portfolios").

The corresponding subaccount names are as follows:

PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)
(formerly Prudential Government Money Market	(formerly Prudential Value Portfolio (Class I))
Portfolio (Class I))	PSF Natural Resources Portfolio (Class I)
PSF PGIM Total Return Bond Portfolio (Class I)	(formerly Prudential Natural Resources Portfolio (Class I))
(formerly Prudential Diversified Bond Portfolio)	PSF Global Portfolio (Class I)
PSF PGIM Jennison Blend Portfolio (Class I)	(formerly Prudential Global Portfolio)
(formerly Prudential Equity Portfolio (Class I))	PSF PGIM Government Income Portfolio (Class I)
PSF PGIM Flexible Managed Portfolio (Class I)	(formerly Prudential Government Income Portfolio)
(formerly Prudential Flexible Managed Portfolio)	PSF PGIM Jennison Growth Portfolio (Class I)
PSF PGIM 50/50 Balanced Portfolio (Class I)	(formerly Prudential Jennison Portfolio (Class I))
(formerly Prudential Conservative Balanced Portfolio)	PSF Small-Cap Stock Index Portfolio (Class I)
PSF PGIM High Yield Bond Portfolio (Class I)	(formerly Prudential Small Capitalization Stock Portfolio)
(formerly Prudential High Yield Bond Portfolio)	AST Cohen & Steers Realty Portfolio
PSF Stock Index Portfolio (Class I)
(formerly Prudential Stock Index Portfolio)

There were no mergers during the period ended December 31, 2021.

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of the product which invests in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the product and any optional benefits, if elected.

COVID-19 - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance
A10

Note 1:    General (continued)
of the portfolios in which the subaccounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2021, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

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Note 4:    Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2021 were as follows:

	Purchases	Sales
PSF PGIM Government Money Market Portfolio (Class I)	$4,723,228	$5,108,007
PSF PGIM Total Return Bond Portfolio (Class I)	97,437	945,231
PSF PGIM Jennison Blend Portfolio (Class I)	175,582	8,051,791
PSF PGIM Flexible Managed Portfolio (Class I)	31,824	5,302,251
PSF PGIM 50/50 Balanced Portfolio (Class I)	238,157	1,822,275
PSF PGIM High Yield Bond Portfolio (Class I)	35,532	137,725
PSF Stock Index Portfolio (Class I)	110,231	717,477
PSF PGIM Jennison Value Portfolio (Class I)	21,026	231,286
PSF Natural Resources Portfolio (Class I)	5,508	93,213
PSF Global Portfolio (Class I)	17,554	174,807
PSF PGIM Government Income Portfolio (Class I)	128,872	72,039
PSF PGIM Jennison Growth Portfolio (Class I)	198,439	773,775
PSF Small-Cap Stock Index Portfolio (Class I)	57,746	305,377
AST Cohen & Steers Realty Portfolio	20,116	1,129

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC (formerly QMA LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No
A12

Note 6:    Related Party Transactions (continued)

distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:    Financial Highlights

A summary of units outstanding, accumulation unit values, net assets, investment income ratios, expense ratios, excluding expenses of the underlying Portfolios, and total returns by subaccount is presented below for each of the five years in the period ended December 31, 2021.

	At the year ended			For the year ended
	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	PSF PGIM Government Money Market Portfolio (Class I)
December 31, 2021	1,712	$3.44	$5,894	0.04%	0.35%	-0.29%
December 31, 2020	1,818	$3.45	$6,276	0.30%	0.35%	-0.04%
December 31, 2019	1,807	$3.45	$6,239	1.90%	0.35%	1.56%
December 31, 2018	1,764	$3.40	$5,997	1.52%	0.35%	1.18%
December 31, 2017	1,812	$3.36	$6,090	0.55%	0.35%	0.21%

	PSF PGIM Total Return Bond Portfolio (Class I)
December 31, 2021	980	$13.15	$12,884	0.00%	0.33%	-1.08%
December 31, 2020	1,042	$13.29	$13,846	0.00%	0.32%	8.11%
December 31, 2019	1,089	$12.29	$13,387	0.00%	0.31%	10.56%
December 31, 2018	1,168	$11.12	$12,983	0.00%	0.31%	-0.47%
December 31, 2017	1,230	$11.17	$13,745	0.00%	0.31%	6.68%

	PSF PGIM Jennison Blend Portfolio (Class I)
December 31, 2021	2,579	$50.73	$130,850	0.00%	0.29%	20.01%
December 31, 2020	2,740	$42.27	$115,830	0.00%	0.28%	28.63%
December 31, 2019	2,898	$32.86	$95,221	0.00%	0.28%	28.53%
December 31, 2018	3,137	$25.57	$80,203	0.00%	0.28%	-5.12%
December 31, 2017	3,333	$26.95	$89,834	0.00%	0.28%	25.43%

	PSF PGIM Flexible Managed Portfolio (Class I)
December 31, 2021	3,544	$26.16	$92,715	0.00%	0.14%	17.20%
December 31, 2020	3,755	$22.32	$83,820	0.00%	0.13%	9.45%
December 31, 2019	3,958	$20.39	$80,708	0.00%	0.12%	19.73%
December 31, 2018	4,196	$17.03	$71,468	0.00%	0.13%	-4.30%
December 31, 2017	4,417	$17.80	$78,624	0.00%	0.12%	14.83%

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Note 7:    Financial Highlights (continued)

	At the year ended			For the year ended
	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	PSF PGIM 50/50 Balanced Portfolio (Class I)
December 31, 2021	1,429	$18.81	$26,881	0.00%	0.18%	13.17%
December 31, 2020	1,517	$16.62	$25,209	0.00%	0.17%	11.24%
December 31, 2019	1,602	$14.94	$23,938	0.00%	0.16%	18.30%
December 31, 2018	1,706	$12.63	$21,551	0.00%	0.17%	-2.63%
December 31, 2017	1,804	$12.97	$23,398	0.00%	0.16%	12.18%

	PSF PGIM High Yield Bond Portfolio (Class I)
December 31, 2021	203	$10.00	$2,027	0.00%	0.35%	7.55%
December 31, 2020	212	$9.30	$1,976	0.00%	0.35%	6.73%
December 31, 2019	218	$8.72	$1,898	0.00%	0.35%	15.93%
December 31, 2018	228	$7.52	$1,711	2.84%	0.35%	-1.60%
December 31, 2017	232	$7.64	$1,773	6.08%	0.35%	7.43%

	PSF Stock Index Portfolio (Class I)
December 31, 2021	320	$27.69	$8,851	0.00%	0.35%	27.83%
December 31, 2020	343	$21.66	$7,423	0.00%	0.35%	17.66%
December 31, 2019	368	$18.41	$6,765	0.00%	0.35%	30.62%
December 31, 2018	386	$14.09	$5,445	0.00%	0.35%	-4.95%
December 31, 2017	397	$14.83	$5,881	1.59%	0.35%	21.04%

	PSF PGIM Jennison Value Portfolio (Class I)
December 31, 2021	166	$22.70	$3,758	0.00%	0.35%	27.34%
December 31, 2020	175	$17.82	$3,126	0.00%	0.35%	3.22%
December 31, 2019	180	$17.27	$3,116	0.00%	0.35%	25.62%
December 31, 2018	195	$13.75	$2,678	0.00%	0.35%	-10.20%
December 31, 2017	202	$15.31	$3,095	0.00%	0.35%	16.58%

	PSF Natural Resources Portfolio (Class I)
December 31, 2021	84	$18.48	$1,555	0.00%	0.35%	25.07%
December 31, 2020	89	$14.78	$1,314	0.00%	0.35%	11.89%
December 31, 2019	95	$13.21	$1,257	0.00%	0.35%	10.30%
December 31, 2018	108	$11.97	$1,294	0.00%	0.35%	-18.36%
December 31, 2017	116	$14.67	$1,706	0.00%	0.35%	-0.53%

	PSF Global Portfolio (Class I)
December 31, 2021	340	$7.47	$2,542	0.00%	0.35%	17.81%
December 31, 2020	361	$6.34	$2,289	0.00%	0.35%	15.43%
December 31, 2019	375	$5.49	$2,057	0.00%	0.35%	29.94%
December 31, 2018	391	$4.23	$1,654	0.00%	0.35%	-7.63%
December 31, 2017	415	$4.58	$1,901	0.00%	0.35%	24.40%

	PSF PGIM Government Income Portfolio (Class I)
December 31, 2021	199	$5.24	$1,044	0.00%	0.35%	-3.51%
December 31, 2020	188	$5.43	$1,021	0.00%	0.35%	6.79%
December 31, 2019	188	$5.08	$953	0.00%	0.35%	6.24%
December 31, 2018	208	$4.78	$996	0.00%	0.35%	0.28%
December 31, 2017	241	$4.77	$1,151	0.00%	0.35%	2.58%

	PSF PGIM Jennison Growth Portfolio (Class I)
December 31, 2021	533	$18.80	$10,018	0.00%	0.35%	15.60%
December 31, 2020	564	$16.26	$9,172	0.00%	0.35%	55.65%
December 31, 2019	589	$10.45	$6,154	0.00%	0.35%	32.88%
December 31, 2018	628	$7.86	$4,935	0.00%	0.35%	-1.13%
December 31, 2017	646	$7.95	$5,136	0.00%	0.35%	36.22%

	PSF Small-Cap Stock Index Portfolio (Class I)
December 31, 2021	232	$15.80	$3,663	0.00%	0.35%	25.90%
December 31, 2020	247	$12.55	$3,104	0.00%	0.35%	10.61%
December 31, 2019	267	$11.35	$3,034	0.00%	0.35%	21.99%
December 31, 2018	279	$9.30	$2,597	0.00%	0.35%	-9.05%
December 31, 2017	309	$10.23	$3,159	0.00%	0.35%	12.61%

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Note 7:    Financial Highlights (continued)

	At the year ended			For the year ended
	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	AST Cohen & Steers Realty Portfolio (available February 22, 2021)
December 31, 2021	2	$13.65	$22	0.00%	0.35%	35.48%
December 31, 2020	$0	$0	$0	0.00%	0.00%	0.00%
December 31, 2019	$0	$0	$0	0.00%	0.00%	0.00%
December 31, 2018	$0	$0	$0	0.00%	0.00%	0.00%
December 31, 2017	$0	$0	$0	0.00%	0.00%	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded. Expense ratio is net of expense reimbursements. In the absence of expense reimbursements, the expense ratio would be higher.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2021 or from the effective date of the subaccount through the end of the reporting period. Total return may reflect expense reimbursements. In the absence of expense reimbursements, the total return would be lower.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life of New Jersey.

The expense ratio represents the annualized contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense risk charges. This fee is charged at an effective annual rate of up to 0.35%, and is applied daily against the net assets of each subaccount. Expenses of the underlying portfolios of The Prudential Series Fund and charges made directly to contract owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 3.2% and a premium processing charge is deducted that ranges from $30 to $48 on an annualized basis. The amount deducted for the premium processing charge is determined by the frequency of premium payments. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, a guaranteed minimum death benefit fee, and an additional mortality risk fee.
Expense Reimbursement
Expenses, including a management fee charged by PGIM Investments, are incurred by each portfolio of The Prudential Series Fund. Pursuant to a prior merger agreement, the PSF PGIM Government Money Market Portfolio (Class I), PSF PGIM Total Return Bond Portfolio (Class I), PSF PGIM Jennison Blend
A15

Note 8:    Charges and Expenses (continued)

Portfolio (Class I), PSF PGIM Flexible Managed Portfolio (Class I) and PSF PGIM 50/50 Balanced Portfolio (Class I) subaccounts of the Account are reimbursed by Pruco Life of New Jersey for expenses indirectly incurred through their investment in the respective portfolios of The Prudential Series Fund when such expenses exceed 0.40% of the average daily net assets of the respective portfolios of The Prudential Series Fund.

Note 9:    Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Policy loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Policy loan repayments and interest represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contract, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the fixed rate option.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.
A16

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pruco Life Insurance Company of New Jersey and
the Contract Owners of Pruco Life of New Jersey Variable Insurance Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life of New Jersey Variable Insurance Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life of New Jersey Variable Insurance Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PSF PGIM Government Money Market Portfolio (Class I) (1)	PSF PGIM Jennison Value Portfolio (Class I) (1)
PSF PGIM Total Return Bond Portfolio (Class I) (1)	PSF Natural Resources Portfolio (Class I) (1)
PSF PGIM Jennison Blend Portfolio (Class I) (1)	PSF Global Portfolio (Class I) (1)
PSF PGIM Flexible Managed Portfolio (Class I) (1)	PSF PGIM Government Income Portfolio (Class I) (1)
PSF PGIM 50/50 Balanced Portfolio (Class I) (1)	PSF PGIM Jennison Growth Portfolio (Class I) (1)
PSF PGIM High Yield Bond Portfolio (Class I) (1)	PSF Small-Cap Stock Index Portfolio (Class I) (1)
PSF Stock Index Portfolio (Class I) (1)	AST Cohen & Steers Realty Portfolio (2)
(1) Statement of net assets as of December 31, 2021, statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the years ended December 31, 2021 and 2020.
(2) Statement of net assets as of December 31, 2021, statement of operations and statement of changes in net assets for the period February 22, 2021 (commencement of operations) to December 31, 2021.

Basis for Opinions

These financial statements are the responsibility of Pruco Life Insurance Company of New Jersey management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life of New Jersey Variable Insurance Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life of New Jersey Variable Insurance Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant
A17

estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 12, 2022

We have served as the auditor of one or more of the subaccounts of Pruco Life of New Jersey Variable Insurance Account since at least 2013. We have not been able to determine the specific year we began serving as auditor of one or more of the subaccounts of Pruco Life of New Jersey Variable Insurance Account.

A18

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company of New Jersey (the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2021, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2021.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 16, 2022

Pruco Life Insurance Company of New Jersey
Statements of Financial Position
December 31, 2021 and 2020 (in thousands, except share amounts)

	December 31, 2021	December 31, 2020
ASSETS
Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2021 – $1,558; 2020 – $0) (amortized cost: 2021 – $1,762,211; 2020 – $1,635,870)	$1,935,598	$1,894,195
Fixed maturities, trading, at fair value (amortized cost: 2021 – $36,863; 2020 – $17,718)	36,456	19,269
Equity securities, at fair value (cost: 2021 – $4,660; 2020 – $4,660)	5,937	6,218
Policy loans	210,730	212,163
Short-term investments	9,997	0
Commercial mortgage and other loans (net of $246 and $440 allowance for credit losses at December 31, 2021 and December 31, 2020, respectively)	115,576	133,115
Other invested assets (includes $10,027 and $17,581 measured at fair value at December 31, 2021 and 2020, respectively)	124,327	97,509
Total investments	2,438,621	2,362,469
Cash and cash equivalents	136,316	68,527
Deferred policy acquisition costs	290,299	224,425
Accrued investment income	22,539	21,248
Reinsurance recoverables	3,601,212	3,860,612
Receivables from parent and affiliates	21,438	31,061
Income taxes receivable	5,842	0
Other assets	17,581	23,007
Separate account assets	17,922,367	17,117,510
TOTAL ASSETS	$24,456,215	$23,708,859
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	2,757,941	2,976,575
Policyholders' account balances	2,608,640	2,532,766
Cash collateral for loaned securities	0	2,725
Income taxes payable	0	10,821
Payables to parent and affiliates	2,432	16,250
Other liabilities	194,123	187,620
Separate account liabilities	17,922,367	17,117,510
Total liabilities	$23,485,503	$22,844,267
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 14)
EQUITY
Common stock ($5 par value; 400,000 shares authorized; issued and outstanding)	2,000	2,000
Additional paid-in capital	450,102	348,735
Retained earnings	387,957	328,450
Accumulated other comprehensive income (loss)	130,653	185,407
Total equity	970,712	864,592
TOTAL LIABILITIES AND EQUITY	$24,456,215	$23,708,859

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Operations and Comprehensive Income
Years Ended December 31, 2021, 2020 and 2019 (in thousands)

	2021	2020	2019
REVENUES
Premiums	$29,945	$21,660	$12,931
Policy charges and fee income	89,781	74,202	65,735
Net investment income	100,491	82,995	76,788
Asset administration fees	8,875	6,744	5,844
Other income	781	6,365	4,622
Realized investment gains (losses), net	1,968	1,871	(17,388)
TOTAL REVENUES	231,841	193,837	148,532
BENEFITS AND EXPENSES
Policyholders’ benefits	48,516	41,887	25,613
Interest credited to policyholders’ account balances	43,004	44,096	37,746
Amortization of deferred policy acquisition costs	24,203	18,119	14,850
General, administrative and other expenses	52,194	47,703	36,980
TOTAL BENEFITS AND EXPENSES	167,917	151,805	115,189
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	63,924	42,032	33,343
Income tax expense (benefit)	4,417	(6,339)	(3,412)
NET INCOME (LOSS)	$59,507	$48,371	$36,755
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(259)	250	10
Net unrealized investment gains (losses)	(69,049)	126,043	126,575
Total	(69,308)	126,293	126,585
Less: Income tax expense (benefit) related to other comprehensive income (loss)	(14,554)	26,521	26,583
Other comprehensive income (loss), net of taxes	(54,754)	99,772	100,002
Comprehensive income (loss)	$4,753	$148,143	$136,757

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Equity
Years Ended December 31, 2021, 2020 and 2019 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2018	$2,000	$213,261	$243,827	$(14,367)	$444,721
Cumulative effect of adoption of accounting changes(1)			(336)		(336)
Contributed capital		59,536			59,536
Contributed (distributed) capital- parent/child asset transfers		(4,776)			(4,776)
Comprehensive income:
Net income (loss)			36,755		36,755
Other comprehensive income (loss), net of tax				100,002	100,002
Total comprehensive income (loss)					136,757
Balance, December 31, 2019	2,000	268,021	280,246	85,635	635,902
Cumulative effect of adoption of accounting changes(2)			(167)		(167)
Contributed capital		85,112			85,112
Contributed (distributed) capital- parent/child asset transfers		(4,398)			(4,398)
Comprehensive income:
Net income (loss)			48,371		48,371
Other comprehensive income (loss), net of tax				99,772	99,772
Total comprehensive income (loss)					148,143
Balance, December 31, 2020	2,000	348,735	328,450	185,407	864,592
Contributed capital		101,300			101,300
Contributed (distributed) capital- parent/child asset transfers		67			67
Comprehensive income:
Net income (loss)			59,507		59,507
Other comprehensive income (loss), net of tax				(54,754)	(54,754)
Total comprehensive income (loss)					4,753
Balance, December 31, 2021	$2,000	$450,102	$387,957	$130,653	$970,712
(1)Includes the impact from the adoption of ASU 2017-08 and 2017-12.
(2)Includes the impact from the adoption of ASU 2016-13. See Note 2.

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Cash Flows
Years Ended December 31, 2021, 2020 and 2019 (in thousands)

	2021	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$59,507	$48,371	$36,755
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(21,724)	(24,935)	(17,100)
Interest credited to policyholders’ account balances	43,004	44,096	37,746
Realized investment (gains) losses, net	(1,968)	(1,871)	17,388
Amortization and other non-cash items	(26,348)	(16,951)	(10,762)
Change in:
Future policy benefits	294,654	289,417	256,062
Reinsurance recoverables	(209,431)	(272,450)	(246,914)
Accrued investment income	(1,291)	(1,709)	(1,775)
Net payables to/receivables from parent and affiliates	(4,223)	(8,567)	5,723
Deferred policy acquisition costs	(58,421)	(58,425)	(24,349)
Income taxes	(2,127)	(8,215)	(12,357)
Derivatives, net	25,229	5,305	1,194
Other, net	33,677	7,484	(3,014)
Cash flows from (used in) operating activities	130,538	1,550	38,597
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	101,100	60,422	72,095
Fixed maturities, trading	580	0	0
Equity securities	0	3,591	3,353
Policy loans	28,007	26,439	27,022
Ceded policy loans	(1,827)	(1,434)	(1,576)
Short-term investments	32	0	0
Commercial mortgage and other loans	21,360	14,559	9,788
Other invested assets	6,414	1,908	1,679
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(226,125)	(181,796)	(166,382)
Fixed maturities, trading	(19,724)	(3,497)	(6,776)
Equity securities	0	(2)	(50)
Policy loans	(17,769)	(19,774)	(24,529)
Ceded policy loans	1,770	3,602	2,337
Short-term investments	(9,997)	0	0
Commercial mortgage and other loans	(3,912)	(3,978)	(33,817)
Other invested assets	(23,513)	(11,046)	(16,980)
Notes receivable from parent and affiliates, net	(33)	1,391	6,362
Derivatives, net	1,301	505	(561)
Other, net	(785)	149	(410)
Cash flows from (used in) investing activities	(143,121)	(108,961)	(128,445)

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	559,970	529,874	553,804
Ceded policyholders’ account deposits	(331,276)	(347,786)	(342,648)
Policyholders’ account withdrawals	(514,729)	(327,130)	(342,230)
Ceded policyholders’ account withdrawals	248,163	248,680	224,910
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(2,725)	244	(221)
Contributed capital	100,000	0	0
Contributed (distributed) capital - parent/child asset transfers	85	(165)	0
Net change in financing arrangements (maturities 90 days or less)	0	(89)	89
Drafts outstanding	(1,804)	9,111	(9,040)
Other, net	22,688	7,275	(9,333)
Cash flows from (used in) financing activities	80,372	120,014	75,331
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	67,789	12,603	(14,517)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	68,527	55,924	70,441
CASH AND CASH EQUIVALENTS, END OF YEAR	$136,316	$68,527	$55,924
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$6,543	$1,880	$8,946
Interest paid	$18	$18	$100

Significant Non-Cash Transactions
There were no significant non-cash transactions for the year ended December 31, 2021. The Company received $85 million and $60 million of non-cash assets from its parent, Pruco Life Insurance Company for the years ended December 31, 2020 and 2019, respectively. See Note 13 for additional information.

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey (the "Company" or "PLNJ") is a wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). Prudential Insurance is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only, and sells such products primarily through affiliated and unaffiliated distributors.

Basis of Presentation

The Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization; policyholders' account balances related to the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products; valuation of investments including derivatives, measurement of allowance for credit losses, and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

COVID-19

Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the Company's results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in the Company's financial statements in the areas of, among others, i) investments: increased risk of loss on our investments due to default or deterioration in credit quality or value; and ii) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality and policyholder behavior which are reflected in our insurance liabilities and certain related balances (e.g., DAC, etc.). The Company cannot predict what impact the COVID-19 pandemic will ultimately have on its businesses.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value ("AFS debt securities") includes bonds, notes and redeemable preferred stock that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

AFS debt securities, where fair value is below amortized cost, are reviewed quarterly to determine whether the amortized cost basis of the security is recoverable. For mortgage-backed and asset-backed AFS debt securities, a credit impairment will be recognized in earnings as an allowance for credit losses and reported in “Realized investment gains (losses), net,” to the extent the amortized cost exceeds the net present value of projected future cash flows (the “net present value”) for the security. However, the credit impairment recorded cannot exceed the difference between the amortized cost and fair value of the respective security. The net present value used to measure a credit impairment is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the AFS debt security at the date of acquisition. Once the Company has deemed all or a portion of the amortized cost uncollectible, the allowance is removed from the balance sheet by writing down the amortized cost basis of the AFS debt security. Any amount of an AFS debt security’s change in fair value not recorded as an allowance for credit losses will be recorded in Other Comprehensive Income (loss) (“OCI”).

For all other AFS debt securities, qualitative factors are first considered including, but not limited to, the extent of the decline and the reasons for the decline in value (e.g., credit events, currency or interest-rate related, including general credit spread widening), and the financial condition of the issuer. If analysis of these qualitative factors results in the security needing to be impaired, a credit impairment will be recognized and measured using the same process for mortgage-backed and asset-backed AFS debt securities.

When an AFS debt security's fair value is below amortized cost and the Company has the intent to sell the AFS debt security, or it is more likely than not the Company will be required to sell the AFS debt security before its anticipated recovery, the amortized cost basis of the AFS debt security is written down to fair value and any previously recognized allowance is reversed. The write-down is reported in "Realized investment gains (losses), net."

Interest income, including amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Prepayment premiums are also included in “Net investment income.”

For high credit quality mortgage-backed and asset-backed AFS debt securities (those rated AA or above), the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method.

For mortgage-backed and asset-backed AFS debt securities rated below AA, the effective yield is adjusted prospectively for any changes in the estimated timing and amount of cash flows unless the investment is purchased with credit deterioration or an allowance is currently recorded for the respective security. If an investment is impaired, any changes in the estimated timing and amount of cash flows will be recorded as the credit impairment, as opposed to a yield adjustment. If the asset is purchased with credit deterioration (or previously impaired) the effective yield will be adjusted if there are favorable changes in cash flows subsequent to the allowance being reduced to zero.

For mortgage-backed and asset-backed AFS debt securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. These assumptions can significantly impact income recognition, unrealized gains and loss recorded in OCI, and the amount of impairment recognized in earnings. The payment priority of the respective security is also considered. For all other AFS debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The associated unrealized gains and losses, net of tax, and the effect on DAC, deferred sales inducements ("DSI"), future policy benefits and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). Each of these balances is discussed in greater detail below.

Fixed maturities, trading, at fair value consists of fixed maturities carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock and mutual fund shares carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and dividend income is reported in “Net investment income” on the ex-dividend date.

Policy loans represents funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Short-term investments primarily consists of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of the current expected credit loss ("CECL") allowance. Certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans, and certain unfunded mortgage loan commitments where the Company cannot unconditionally cancel the commitment) are also subject to a CECL allowance. See Note 14 for additional information.

Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income.”

Effective January 1, 2020, the Company adopted ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, and related ASUs, using a modified retrospective method for certain financial assets carried at amortized cost and certain off-balance sheet exposures. Adoption of these ASUs requires an entity to estimate lifetime credit losses for certain financial assets carried at amortized cost and certain off-balance sheet exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect the collectability of reported amounts. The most significant impact is that modifications made to the Company’s process for measuring credit losses for its commercial mortgage and other loans class classified as held for investment. The impact of the standard resulted in a cumulative effect adjustment to opening retained earnings in the amount of $0.2 million, primarily related to commercial mortgage and other loans. The impact of adoption is not material to the following financial statement line items: income taxes payable and other liabilities. The prospective adoption of the portions of the standard related to fixed maturities, available-for-sale resulted in no impact to opening retained earnings.

The CECL allowance represents the Company’s best estimate of expected credit losses over the remaining life of the assets or off-balance sheet credit exposures. The determination of the allowance considers historical credit loss experience, current conditions, and reasonable and supportable forecasts. Prior to the adoption of ASU 2016-13, the allowance was based upon credit losses that were probable of occurring for recognized loans, not an estimate of credit losses that may occur over the remaining life of the asset.

The allowance is calculated separately for commercial mortgage loans, agricultural mortgage loans, other collateralized and uncollateralized loans. For commercial mortgage and agricultural mortgage loans, the allowance is calculated using an internally developed CECL model that pools together loans that share similar risk characteristics. Similar risk characteristics used to create the pools include, but are not limited to, vintage, maturity, credit rating, and collateral type.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
Key inputs to the CECL model include unpaid principal balances, internal credit ratings, annual expected loss factors, average lives of the loans adjusted for prepayment considerations, current and historical interest rate assumptions, and other factors influencing the Company’s view of the current stage of the economic cycle and future economic conditions. Subjective considerations include a review of whether historical loss experience is representative of current market conditions and the Company’s view of the credit cycle. Model assumptions and factors are reviewed and updated as appropriate. Information about certain key inputs is detailed below.

Key factors in determining the internal credit ratings for commercial mortgage and agricultural mortgage loans include loan-to-value and debt-service-coverage ratios. Other factors include amortization, loan term, and estimated market value growth rate and volatility for the property type and region. The loan-to-value ratio compares the carrying amount of the loan to the fair value of the underlying property or properties collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the carrying amount of the loan exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the carrying amount of the loan. The debt service coverage ratio is a property’s net operating income as a percentage of its debt service payments. Debt service coverage ratios less than 1.0 indicates that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Annual expected loss rates are based on historical default and loss experience factors. Using average lives, the annual expected loss rates are converted into life-of-loan loss expectations.

When individual loans no longer have the credit risk characteristics of the commercial or agricultural mortgage loan pools, they are removed from the pools and are evaluated individually for an allowance. The allowance is determined based on the outstanding loan balance less the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

The CECL allowance on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. The change in allowance is reported in “Realized investment gains (losses), net.” As it relates to unfunded commitments that are in scope of this guidance, the CECL allowance is reported in “Other liabilities,” and the change in the allowance is reported in “Realized investment gains (losses), net.”

The CECL allowance for other collateralized and uncollateralized loans (e.g., corporate loans) carried at amortized cost is determined based on probability of default and loss given default assumptions by sector, credit quality and average lives of the loans. Additions to or releases of the allowance are reported in “Realized investment gains (losses), net.”

Once the Company has deemed a portion of the amortized cost to be uncollectible, the uncollectible portion of allowance is removed from the balance sheet by writing down the amortized cost basis of the loan. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Interest received on loans that are past due is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged against interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a TDR. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a TDR as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a TDR. When there is a reasonable expectation that the Company will execute a TDR, all effects of the potential restructuring are considered for the estimation of the CECL allowance.

When a loan is modified in a TDR, the CECL allowance of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance is adjusted accordingly. The loan will be evaluated to determine whether the loan no longer has similar credit risk characteristics of the commercial or agricultural mortgage loan pools and need to be evaluated for an allowance on an individual basis. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loan.

In a TDR where the Company receives assets in full satisfaction of the debt, any CECL allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for credit impairment based on the CECL allowance process noted above.

Other invested assets consist of the Company’s non-coupon investments in limited partnerships and limited liability companies ("LPs/LLCs"), other than operating joint ventures, as well as derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income”.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as changes to the allowance for credit losses recognized in earnings. Realized investment gains and losses also reflect fair value changes on commercial mortgage loans carried at fair value, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

Cash and cash equivalents includes cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.

Deferred policy acquisition costs represent costs directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully acquired contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions; however, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized, and if the projected equity return is negative, the return is floored at 0%. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of certain universal life contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial, a United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 9. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company’s projections of estimated future gross profits. Adjustments to DAC balances result from: (i) the annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods; (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period; and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company’s estimate of total gross profits to reflect actual fund performance and market conditions.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers, and are reported on the Statements of Financial Position net of the CECL allowance. The CECL allowance considers the credit quality of the reinsurance counterparty and is generally determined based on the probability of default and loss given default assumptions, after considering any applicable collateral arrangements. The CECL allowance does not apply to reinsurance recoverables with affiliated counterparties under common control. Additions to or releases of the allowance are reported in “Policyholders’ benefits.” Prior to the adoption of this standard, an allowance for credit losses for reinsurance recoverables was established only when it was deemed probable that a reinsurer may fail to make payments to us in a timely manner. For additional information about these arrangements see Note 9.

Other assets consists primarily of premiums due and deferred loss on reinsurance with affiliates.

Separate account assets represents segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real estate-related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate account assets generally accrue to the contractholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.” See Note 8 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

LIABILITIES

Future policy benefits represents liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 8. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no-lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.

Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities. See Note 7 for additional information regarding policyholders’ account balances. Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Cash collateral for loaned securities represents liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.”

Income taxes receivable/payable primarily represents the net deferred tax asset or liability and the Company’s estimated taxes receivable/payable for the current year and open audit years.

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 10 for a discussion of factors considered when evaluating the need for a valuation allowance.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 10 for additional information regarding income taxes.

Securities sold under agreements to repurchase represents liabilities associated with securities repurchase agreements that are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income.”

Other liabilities consists primarily of accrued expenses, reinsurance payables and technical overdrafts.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Separate account liabilities primarily represents the contractholders’ account balances in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.

REVENUES AND BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.

Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium methodology.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 5 for information regarding the valuation of these embedded derivatives and Note 8 for additional information regarding these contracts.

Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Other income includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value”, and “Other invested assets” that are measured at fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
Realized investment gains (losses), net includes realized gains or losses from sales and maturities of investments, changes to the allowance for credit losses, other impairments, fair value changes on mortgage loans where the fair value option has been elected, releases of Other Comprehensive Income and derivative gains or losses. The derivative gains or losses include the impact of maturities, terminations and changes in fair value of the derivative instruments, including embedded derivatives, and other hedging instruments.

OTHER ACCOUNTING POLICIES

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Other invested assets", or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Other invested assets”, or as liabilities within “Payables to parent and affiliates”.

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. Effective April 1, 2016, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Insurance under a coinsurance and modified coinsurance agreement. See Note 9 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits” and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net”.

RECENT ACCOUNTING PRONOUNCEMENTS
Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of ASUs to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2021, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

ASU issued but not yet adopted as of December 31, 2021 — ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018, and was amended by ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date, issued in October 2019, and ASU 2020-11, Financial Services-Insurance (Topic 944): Effective Date and Early Application, issued in November 2020. The Company will adopt ASU 2018-12 effective January 1, 2023 using the modified retrospective transition method where permitted, and apply the guidance as of January 1, 2021 (and record transition adjustments as of January 1, 2021) in the 2023 financial statements.

ASU 2018-12 will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. The Company expects the standard to have a significant financial impact on the Financial Statements and will significantly enhance disclosures. In addition to the significant impacts to the balance sheet upon adoption, the Company also expects an impact to the pattern of earnings emergence following the transition date.

Outlined below are four key areas of change, although there are other less significant policy changes not noted below.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Statements of Operations.	An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in Accumulated other comprehensive income (loss) ("AOCI") or (2) a full retrospective transition method.	The Company will adopt this guidance effective January 1, 2023 using the modified retrospective transition method. The impacts of electing such method are currently under assessment.
Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield, which will be updated each quarter with the impact recorded through OCI. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the discount rate assumptions.	As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of either the beginning of the prior year (if early adoption is elected) or the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.	As noted above, the Company will adopt the guidance for the liability for future policy benefits effective January 1, 2023 using the modified retrospective transition method. Upon adoption, there will be an adjustment to AOCI as a result of remeasuring in force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between discount rates locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.
Amortization of DAC and other balances	Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.	An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its liability for future policy benefits, as described above, it is required to also use a full retrospective transition method for DAC and other balances.	The Company will adopt this guidance effective January 1, 2023 using the modified retrospective transition method. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.
Market Risk Benefits ("MRB")	Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record MRB assets and liabilities separately on the Statements of Financial Position. Changes in fair value of market risk benefits are recorded in net income, except for the portion of the change in MRB liabilities attributable to changes in an entity’s non-performance risk ("NPR"), which is recognized in OCI.	An entity shall adopt the guidance for market risk benefits using the retrospective transition method which includes a cumulative-effect adjustment on the balance sheet as of either the beginning of prior year (if early adoption is elected) or the beginning of the earliest period presented. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.	The Company will adopt this guidance effective January 1, 2023 using the retrospective transition method. Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., guaranteed minimum death benefits on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Modifications related to COVID-19

We assess modifications to certain fixed income instruments on a case-by-case basis to evaluate whether a TDR has occurred. In response to the COVID-19 pandemic, the Coronavirus Aid, Relief and Economic Security Act ("CARES Act") provides a temporary suspension of TDR accounting for certain COVID-19 related modifications where the investment was not more than 30 days past due as of December 31, 2019 (“TDR Relief”). The TDR Relief was set to expire on December 31, 2020, but was extended through December 31, 2021 by the Consolidated Appropriations Act of 2021. The Company elected to apply the TDR Relief beginning in the first quarter of 2021. The TDR Relief does not apply to modifications completed 60 days after the national emergency related to COVID-19 ends, or December 31, 2021, whichever comes earlier. As of December 31, 2021, any such modifications did not have a material impact on the Company's results of operations.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2021
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$12,832	$673	$0	$0	$13,505
Obligations of U.S. states and their political subdivisions	161,812	17,198	0	0	179,010
Foreign government bonds	93,062	8,731	1,002	0	100,791
U.S. public corporate securities	908,129	117,450	2,994	0	1,022,585
U.S. private corporate securities	190,157	13,128	52	1,558	201,675
Foreign public corporate securities	105,346	8,481	644	0	113,183
Foreign private corporate securities	138,753	6,620	2,015	0	143,358
Asset-backed securities(1)	16,685	596	4	0	17,277
Commercial mortgage-backed securities	132,961	8,401	7	0	141,355
Residential mortgage-backed securities(2)	2,474	385	0	0	2,859
Total fixed maturities, available-for-sale	$1,762,211	$181,663	$6,718	$1,558	$1,935,598
(1)Includes credit-tranched securities collateralized by education loans and loan obligations.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

	December 31, 2020
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$10,638	$1,017	$0	$0	$11,655
Obligations of U.S. states and their political subdivisions	162,227	20,399	0	0	182,626
Foreign government bonds	79,318	13,347	29	0	92,636
U.S. public corporate securities	791,616	158,087	118	0	949,585
U.S. private corporate securities	222,279	23,564	225	0	245,618
Foreign public corporate securities	60,376	10,022	51	0	70,347
Foreign private corporate securities	148,103	17,892	640	0	165,355
Asset-backed securities(1)	16,535	666	12	0	17,189
Commercial mortgage-backed securities	141,564	13,854	0	0	155,418
Residential mortgage-backed securities(2)	3,214	552	0	0	3,766
Total fixed maturities, available-for-sale	$1,635,870	$259,400	$1,075	$0	$1,894,195
(1)Includes credit-tranched securities collateralized by loan obligations and education loans.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
The following tables set forth the fair value and gross unrealized losses on available-for-sale fixed maturity securities without an allowance for credit losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2021
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Foreign government bonds	$17,306	$928	$2,072	$74	$19,378	$1,002
U.S. public corporate securities	72,360	1,255	42,496	1,739	114,856	2,994
U.S. private corporate securities	2,349	27	979	25	3,328	52
Foreign public corporate securities	9,439	192	6,726	452	16,165	644
Foreign private corporate securities	18,912	596	11,402	1,419	30,314	2,015
Asset-backed securities	3,426	4	0	0	3,426	4
Commercial mortgage-backed securities	3,083	7	0	0	3,083	7
Residential mortgage-backed securities	0	0	0	0	0	0
Total fixed maturities, available-for-sale	$126,875	$3,009	$63,675	$3,709	$190,550	$6,718

	December 31, 2020
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Foreign government bonds	$2,122	$29	$0	$0	$2,122	$29
U.S. public corporate securities	10,416	118	0	0	10,416	118
U.S. private corporate securities	9,635	225	0	0	9,635	225
Foreign public corporate securities	1,611	51	0	0	1,611	51
Foreign private corporate securities	0	0	12,017	640	12,017	640
Asset-backed securities	988	2	3,941	10	4,929	12
Residential mortgage-backed securities	0	0	0	0	0	0
Total fixed maturities, available-for-sale	$24,772	$425	$15,958	$650	$40,730	$1,075

As of December 31, 2021 and 2020, the gross unrealized losses on fixed maturity available-for-sale securities without an allowance were composed of $5.3 million and $0.4 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $1.4 million and $0.7 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2021, the $3.7 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the consumer non-cyclical, finance and utility sectors. As of December 31, 2020, the $0.7 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance and consumer non-cyclical sectors.

In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for credit losses related to these fixed maturity securities was not warranted at December 31, 2021. This conclusion was based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to increases in interest rates, general credit spread widening, foreign currency exchange rate movements and the financial condition or near-term prospects of the issuer. As of December 31, 2021, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2021
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$24,676	$24,050
Due after one year through five years	229,726	237,449
Due after five years through ten years	141,869	148,900
Due after ten years	1,213,820	1,363,708
Asset-backed securities	16,685	17,277
Commercial mortgage-backed securities	132,961	141,355
Residential mortgage-backed securities	2,474	2,859
Total fixed maturities, available-for-sale	$1,762,211	$1,935,598

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on write-downs, impairments and the allowance for credit losses of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2021	2020	2019
	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$49,835	$4,085	$12,801
Proceeds from maturities/prepayments	49,793	57,837	59,294
Gross investment gains from sales and maturities	708	(4)	164
Gross investment losses from sales and maturities	(1,024)	(43)	(709)
OTTI recognized in earnings(2)	N/A	N/A	(5,474)
Write-downs recognized in earnings(3)	0	(625)	N/A
(Addition to) release of allowance for credit losses(4)	(1,558)	0	N/A

(1)Excludes activity from non-cash related proceeds due to the timing of trade settlements of $1.5 million, $(1.5) million and $0.0 million for the years ended December 31, 2021, 2020 and 2019, respectively.
(2)For the year ended December 31, 2019, amount excludes the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.
(3)Amounts represent write-downs of credit adverse securities and securities actively marketed for sale.
(4)Effective January 1, 2020, credit losses on available-for-sale fixed maturity securities are recorded within the "allowance for credit losses."

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
The following table sets forth the activity in the allowance for credit losses for fixed maturity securities, as of the date indicated:

	Year Ended December 31, 2021
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of period	$0	$0	$0	$0	$0	$0	$0
Additions to allowance for credit losses not previously recorded	0	0	1,558	0	0	0	1,558
Balance, end of period	$0	$0	$1,558	$0	$0	$0	$1,558

For the year ended December 31, 2021, the net increase in the allowance for credit losses for fixed maturity securities was primarily related to adverse projected cash flows on securities in the transportation sector within private corporate securities.

For the year ended December 31, 2020, there was no activity in the allowance for credit losses for fixed maturity securities.

See Note 2 for additional information about the Company's methodology for developing our allowance for credit losses.
The Company did not have any fixed maturity securities purchased with credit deterioration, as of both December 31, 2021 and 2020.
Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income,” was $(0.3) million, $(0.8) million and $0.6 million during the years ended December 31, 2021, 2020 and 2019, respectively.
Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2021		December 31, 2020
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$42,188	36.4%	$46,755	35.0%
Hospitality	13,709	11.8	14,031	10.5
Industrial	17,356	15.0	13,936	10.4
Office	16,880	14.6	23,649	17.7
Other	7,927	6.8	16,929	12.7
Retail	15,511	13.4	15,857	11.9
Total commercial mortgage loans	113,571	98.0	131,157	98.2
Agricultural property loans	2,251	2.0	2,398	1.8
Total commercial mortgage and agricultural property loans	115,822	100.0%	133,555	100.0%
Allowance for credit losses	(246)		(440)
Total net commercial mortgage and agricultural property loans	$115,576		$133,115

As of December 31, 2021, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in New York (16%), Florida (11%), and Texas (10%)) and included loans secured by properties in Europe (8%).

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2018	$150	$1	$151
Addition to (release of) allowance for credit losses	14	0	14
Balance at December 31, 2019	$164	$1	$165
Cumulative effect of adoption of ASU 2016-13	204	0	204
Addition to (release of) allowance for expected losses	72	(1)	71
Balance at December 31, 2020	$440	$0	$440
Addition to (release of) allowance for expected losses	(194)	0	(194)
Balance at December 31, 2021	$246	$0	$246
See Note 2 for additional information about the Company's methodology for developing our allowance and expected losses.
For the year ended December 31, 2021, the net decrease in the allowance for credit losses on commercial mortgage and other loans was primarily related to the improving credit environment.

For the year ended December 31, 2020, the increase in the allowance for credit losses on commercial mortgage and other loans was primarily related to the cumulative effect of adoption of ASU 2016-13.
The following tables set forth key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2021
	Amortized Cost by Origination Year
	2021	2020	2019	2018	2017	Prior	Total
	(in thousands)
Commercial Mortgage Loans
Loan-to-Value Ratio:
0%-59.99%	$360	$0	$7,203	$1,433	$8,836	$50,537	$68,369
60%-69.99%	2,066	2,198	24,368	0	1,016	8,524	38,172
70%-79.99%	347	0	3,855	0	0	1,870	6,072
80% or greater	0	0	0	0	958	0	958
Total	$2,773	$2,198	$35,426	$1,433	$10,810	$60,931	$113,571
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$2,773	$2,198	$30,009	$1,433	$5,671	$42,469	$84,553
1.0 - 1.2x	0	0	0	0	958	9,186	10,144
Less than 1.0x	0	0	5,417	0	4,181	9,276	18,874
Total	$2,773	$2,198	$35,426	$1,433	$10,810	$60,931	$113,571
Agricultural Property Loans
Loan-to-Value Ratio:
0%-59.99%	$1,126	$0	$0	$0	$0	$1,125	$2,251
60%-69.99%	0	0	0	0	0	0	0
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$1,126	$0	$0	$0	$0	$1,125	$2,251
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$1,126	$0	$0	$0	$0	$1,125	$2,251
1.0 - 1.2x	0	0	0	0	0	0	0
Less than 1.0x	0	0	0	0	0	0	0
Total	$1,126	$0	$0	$0	$0	$1,125	$2,251

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2020
	Amortized Cost by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in thousands)
Commercial Mortgage Loans
Loan-to-Value Ratio:
0%-59.99%	$0	$6,285	$0	$6,349	$9,731	$45,261	$67,626
60%-69.99%	2,198	27,970	1,478	5,381	3,191	18,533	58,751
70%-79.99%	0	1,870	0	0	0	1,931	3,801
80% or greater	0	0	0	979	0	0	979
Total	$2,198	$36,125	$1,478	$12,709	$12,922	$65,725	$131,157
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$2,198	$31,751	$1,478	$11,730	$11,872	$60,499	$119,528
1.0 - 1.2x	0	3,364	0	979	1,050	5,226	10,619
Less than 1.0x	0	1,010	0	0	0	0	1,010
Total	$2,198	$36,125	$1,478	$12,709	$12,922	$65,725	$131,157
Agricultural Property Loans
Loan-to-Value Ratio:
0%-59.99%	$0	$0	$0	$0	$0	$2,398	$2,398
60%-69.99%	0	0	0	0	0	0	0
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$0	$0	$0	$0	$0	$2,398	$2,398
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$0	$0	$0	$0	$0	$2,398	$2,398
1.0 - 1.2x	0	0	0	0	0	0	0
Less than 1.0x	0	0	0	0	0	0	0
Total	$0	$0	$0	$0	$0	$2,398	$2,398

See Note 2 for additional information about the Company’s commercial mortgage and other loans credit quality monitoring process.

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2021
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$113,571	$0	$0	$0	$113,571	$0
Agricultural property loans	2,251	0	0	0	2,251	0
Total	$115,822	$0	$0	$0	$115,822	$0

(1)As of December 31, 2021, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2020
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$131,157	$0	$0	$0	$131,157	$0
Agricultural property loans	2,398	0	0	0	2,398	0
Total	$133,555	$0	$0	$0	$133,555	$0

(1)As of December 31, 2020, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

The Company did not have any commercial mortgage and other loans purchased with credit deterioration, as of both December 31, 2021 and 2020.

For both the years ended December 31, 2021 and 2020, there were no commercial mortgage and other loans acquired, other than those through direct origination, and there were no commercial mortgage and other loans sold.
Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2021	2020
	(in thousands)
Company's investment in separate accounts	$4,053	$3,269
LPs/LLCs:
Equity method:
Private equity	63,705	38,261
Hedge funds	38,216	33,773
Real estate-related	8,326	4,625
Subtotal equity method	110,247	76,659
Fair value:
Private equity	400	590
Hedge funds	66	69
Real estate-related	2,374	2,141
Subtotal fair value	2,840	2,800
Total LPs/LLCs	113,087	79,459
Derivative instruments	7,187	14,781
Total other invested assets	$124,327	$97,509

Equity Method Investments

The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method. Changes between periods in the tables below reflect changes in the activities within the LPs/LLCs, as well as changes in the Company’s level of investment in such entities.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31,
	2021	2020
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$1,950,577	$1,806,040
Total liabilities	$0	$0
Partners’ capital	1,950,577	1,806,040
Total liabilities and partners’ capital	$1,950,577	$1,806,040
Total liabilities and partners’ capital included above	$36,671	$33,773
Equity in LP/LLC interests not included above	73,576	42,886
Carrying value	$110,247	$76,659

(1)Amount represents gross assets of each fund where the Company has a significant investment. These assets consist primarily of investments in securities and other miscellaneous assets.

	December 31,
	2021	2020	2019
	(in thousands)
STATEMENTS OF OPERATIONS
Total revenue(1)	$154,144	$168,120	$125,685
Total expenses	0	0	0
Net earnings (losses)	$154,144	$168,120	$125,685
Equity in net earnings (losses) included above	$2,898	$3,144	$2,363
Equity in net earnings (losses) of LP/LLC interests not included above	16,814	3,858	801
Total equity in net earnings (losses)	$19,712	$7,002	$3,164

(1)Amount represents gross revenue of each fund where the Company has a significant investment. This revenue consists of income from investments in securities and other income.

Accrued Investment Income

The following table sets forth the composition of “Accrued investment income,” as of the dates indicated:

	December 31,
	2021	2020
	(in thousands)
Fixed maturities	$16,561	$15,178
Equity securities	1	1
Commercial mortgage and other loans	301	372
Policy loans	5,670	5,688
Short-term investments and cash equivalents	6	9
Total accrued investment income	$22,539	$21,248

There were $0.1 million and $0.0 million of write-downs on accrued investment income for the years ended December 31, 2021 and 2020.

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Years Ended December 31,
	2021	2020	2019
	(in thousands)
Fixed maturities, available-for-sale	$65,882	$61,250	$57,518
Fixed maturities, trading	827	542	376
Equity securities	363	363	363
Commercial mortgage and other loans	5,654	5,485	5,130
Policy loans	11,414	11,597	11,458
Other invested assets	20,660	7,509	4,459
Short-term investments and cash equivalents	46	431	997
Gross investment income	104,846	87,177	80,301
Less: investment expenses	(4,355)	(4,182)	(3,513)
Net investment income	$100,491	$82,995	$76,788

There were no non-income producing assets as of December 31, 2021. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2021.

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2021	2020	2019
	(in thousands)
Fixed maturities(1)	$(1,874)	$(672)	$(6,019)
Commercial mortgage and other loans	194	(71)	(14)
Other invested assets	625	(51)	(519)
Derivatives	3,002	2,721	(10,839)
Short-term investments and cash equivalents	21	(56)	3
Realized investment gains (losses), net	$1,968	$1,871	$(17,388)
(1)Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.

Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2021	2020	2019
	(in thousands)
Fixed maturity securities, available-for-sale — with OTTI(1)	$ N/A	$ N/A	$51
Fixed maturity securities, available-for-sale — all other(1)	N/A	N/A	112,249
Fixed maturity securities, available-for-sale with an allowance	0	0	N/A
Fixed maturity securities, available-for-sale without an allowance	174,945	258,325	N/A
Derivatives designated as cash flow hedges(2)	5,407	(2,998)	3,193
Affiliated notes	194	254	480
Other investments	260	143	66
Net unrealized gains (losses) on investments	$180,806	$255,724	$116,039
(1)Effective January 1, 2020, per ASU 2016-13, fixed maturity securities, available-for-sale are no longer required to be disclosed “with OTTI” and “all other.”
(2)For more information on cash flow hedges, see Note 4.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2021 and 2020, the Company had no repurchase agreements.
The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2021			December 31, 2020
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
Foreign public corporate securities	$0	$0	$0	$2,725	$0	$2,725
Total cash collateral for loaned securities(1)	$0	$0	$0	$2,725	$0	$2,725
(1)The Company did not have agreements with remaining contractual maturities greater than thirty days, as of the dates indicated.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2021	2020
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$0	$2,525
Total securities pledged	$0	$2,525
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$0	$2,725
Total liabilities supported by the pledged collateral	$0	$2,725

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of both December 31, 2021 and 2020, there was no collateral that could be sold or repledged.
As of December 31, 2021 and 2020, there were available-for-sale fixed maturities of $0.5 million and $0.5 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DERIVATIVES AND HEDGING
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company offers certain products (for example, variable annuities and index-linked universal life), which may include guaranteed benefit features that are accounted for as embedded derivatives. Related to certain of these derivatives, the Company has entered into reinsurance agreements with an affiliate, Prudential Insurance, effective April 1, 2016. See Note 9 for additional information on the reinsurance agreements.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.
Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2021			December 31, 2020
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$124,950	$4,416	$(291)	$126,806	$2,404	$(7,017)
Total Derivatives Designated as Hedge Accounting Instruments:	$124,950	$4,416	$(291)	$126,806	$2,404	$(7,017)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$30,200	$2,757	$0	$30,200	$4,535	$0
Credit
Credit Default Swaps	0	0	0	713	0	(6)
Currency/Interest Rate
Foreign Currency Swaps	35,204	2,685	(637)	33,224	2,374	(1,650)
Foreign Currency
Foreign Currency Forwards	4,667	66	(9)	3,087	0	(96)
Equity
Equity Options	488,850	18,761	(20,561)	441,725	41,582	(27,350)
Total Derivatives Not Qualifying as Hedge Accounting Instruments:	$558,921	$24,269	$(21,207)	$508,949	$48,491	$(29,102)
Total Derivatives(1)(2)	$683,871	$28,685	$(21,498)	$635,755	$50,895	$(36,119)
(1)Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $822 million and $1,195 million as of December 31, 2021 and 2020, respectively included in “Future policy benefits” and $153 million and $154 million as of December 31, 2021 and 2020, respectively included in “Policyholders’ account balances". The fair value of the related reinsurance, included in "Reinsurance recoverables" or "Other liabilities" was an asset of $822 million and $1,195 million as of December 31, 2021 and 2020, respectively.
(2)Recorded in "Other invested assets" and "Payables to parent and affiliates" on the Statements of Financial Position.

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2021
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$28,685	$(21,498)	$7,187	$(7,187)	$0
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$28,685	$(21,498)	$7,187	$(7,187)	$0
Offsetting of Financial Liabilities:
Derivatives	$21,498	$(21,498)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$21,498	$(21,498)	$0	$0	$0

	December 31, 2020
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$50,895	$(36,114)	$14,781	$(14,572)	$209
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$50,895	$(36,114)	$14,781	$(14,572)	$209
Offsetting of Financial Liabilities:
Derivatives	$36,119	$(36,119)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$36,119	$(36,119)	$0	$0	$0
(1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 13. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Financial Statements.

Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit or equity derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2021
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$245	$1,583	$464	$8,405
Total cash flow hedges	245	1,583	464	8,405
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(815)	0	0	0
Currency	252	0	0	0
Currency/Interest Rate	2,519	0	6	0
Credit	(4)	0	0	0
Equity	8,334	0	0	0
Embedded Derivatives	(7,529)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments:	2,757	0	6	0
Total	$3,002	$1,583	$470	$8,405

	Year Ended December 31, 2020
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$106	$1,868	$(1,016)	$(6,191)
Total cash flow hedges	106	1,868	(1,016)	(6,191)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	1,919	0	0	0
Currency	(174)	0	0	0
Currency/Interest Rate	(894)	0	(25)	0
Credit	(88)	0	0	0
Equity	4,603	0	0	0
Embedded Derivatives	(2,751)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments:	2,615	0	(25)	0
Total	$2,721	$1,868	$(1,041)	$(6,191)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2019
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$569	$1,693	$(418)	$1,391
Total cash flow hedges	569	1,693	(418)	1,391
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	1,393	0	0	0
Currency	38	0	0	0
Currency/Interest Rate	216	0	(9)	0
Credit	(1)	0	0	0
Equity	10,544	0	0	0
Embedded Derivatives	(23,598)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments:	(11,408)	0	(9)	0
Total	$(10,839)	$1,693	$(427)	$1,391

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2018	$1,793
Cumulative-effect adjustment from the adoption of ASU 2017-12	9
Amount recorded in AOCI
Currency/Interest Rate	3,235
Total amount recorded in AOCI	3,235
Amount reclassified from AOCI to income
Currency/Interest Rate	(1,844)
Total amount reclassified from AOCI to income	(1,844)
Balance, December 31, 2019	$3,193
Amount recorded in AOCI
Currency/Interest Rate	(5,233)
Total amount recorded in AOCI	(5,233)
Amount reclassified from AOCI to income
Currency/Interest Rate	(958)
Total amount reclassified from AOCI to income	(958)
Balance, December 31, 2020	$(2,998)
Amount recorded in AOCI
Currency/Interest Rate	10,697
Total amount recorded in AOCI	10,697
Amount reclassified from AOCI to income
Currency/Interest Rate	(2,292)
Total amount reclassified from AOCI to income	(2,292)
Balance, December 31, 2021	$5,407

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
The changes in fair value of cash flow hedges are deferred in AOCI and are included in “Net unrealized investment gains (losses)” in the Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2021 values, it is estimated that a pre-tax gain of $1.8 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2022.
The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.
There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Credit Derivatives
The Company has no exposure from credit derivative positions where it has written credit protection as of December 31, 2021 and 2020.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $0 million and $0.7 million reported as of December 31, 2021 and 2020, respectively with a fair value of $0 million for both periods.
Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its over-the-counter ("OTC") derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single-party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include short-term investments.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	December 31, 2021
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$13,505	$0	$	$13,505
Obligations of U.S. states and their political subdivisions	0	179,010	0		179,010
Foreign government bonds	0	100,791	0		100,791
U.S. corporate public securities	0	1,022,585	0		1,022,585
U.S. corporate private securities	0	199,070	2,605		201,675
Foreign corporate public securities	0	113,183	0		113,183
Foreign corporate private securities	0	121,644	21,714		143,358
Asset-backed securities(2)	0	17,277	0		17,277
Commercial mortgage-backed securities	0	114,081	27,274		141,355
Residential mortgage-backed securities	0	2,859	0		2,859
Subtotal	0	1,884,005	51,593		1,935,598
Fixed maturities, trading	0	36,456	0		36,456
Equity securities	0	125	5,812		5,937
Short-term investments	9,997	0	0		9,997
Cash equivalents	0	128,719	0		128,719
Other invested assets(3)	0	28,685	0	(21,498)	7,187
Reinsurance recoverables	0	0	821,596		821,596
Receivables from parent and affiliates	0	788	0		788
Subtotal excluding separate account assets	9,997	2,078,778	879,001	(21,498)	2,946,278
Separate account assets(4)(5)	0	15,731,959	0		15,731,959
Total assets	$9,997	$17,810,737	$879,001	$(21,498)	$18,678,237
Future policy benefits(6)	$0	$0	$821,596	$	$821,596
Policyholders' account balances	0	0	153,127		153,127
Payables to parent and affiliates	0	21,498	0	(21,498)	0
Total liabilities	$0	$21,498	$974,723	$(21,498)	$974,723

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2020
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$11,655	$0	$	$11,655
Obligations of U.S. states and their political subdivisions	0	182,626	0		182,626
Foreign government bonds	0	92,636	0		92,636
U.S. corporate public securities	0	949,585	0		949,585
U.S. corporate private securities	0	245,194	424		245,618
Foreign corporate public securities	0	70,347	0		70,347
Foreign corporate private securities	0	141,734	23,621		165,355
Asset-backed securities(2)	0	17,189	0		17,189
Commercial mortgage-backed securities	0	155,418	0		155,418
Residential mortgage-backed securities	0	3,766	0		3,766
Subtotal	0	1,870,150	24,045		1,894,195
Fixed maturities, trading	0	19,269	0		19,269
Equity securities	0	123	6,095		6,218
Short-term investments	0	0	0		0
Cash equivalents	0	60,879	0		60,879
Other invested assets(3)	0	50,895	0	(36,114)	14,781
Reinsurance recoverables	0	0	1,195,469		1,195,469
Receivables from parent and affiliates	0	815	0		815
Subtotal excluding separate account assets	0	2,002,131	1,225,609	(36,114)	3,191,626
Separate account assets(4)(5)	0	15,044,796	0		15,044,796
Total assets	$0	$17,046,927	$1,225,609	$(36,114)	$18,236,422
Future policy benefits(6)	$0	$0	$1,195,469	$	$1,195,469
Policyholders' account balances	0	0	153,937		153,937
Payables to parent and affiliates	0	36,119	0	(36,119)	0
Total liabilities	$0	$36,119	$1,349,406	$(36,119)	$1,349,406

(1)“Netting” amounts represent cash collateral of $0 million and $0.0 million as of December 31, 2021 and 2020, respectively.
(2)Includes credit tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3)Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. As of both December 31, 2021 and 2020, the fair values of such investments was $2.8 million.
(4)Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2021 and 2020, the fair value of such investments was $2,190 million and $2,073 million respectively.
(5)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Statements of Financial Position.
(6)As of December 31, 2021, the net embedded derivative liability position of $822 million includes $62 million of embedded derivatives in an asset position and $884 million of embedded derivatives in a liability position. As of December 31, 2020, the net embedded derivative liability position of $1,195 million includes $51 million of embedded derivatives in an asset position and $1,246 million of embedded derivatives in a liability position.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2021 and 2020, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments – Derivatives are recorded at fair value either as assets within “Other invested assets”, or as liabilities within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market inputs from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate ("SOFR"), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs, and these investments have primarily been classified within Level 2.
Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Other liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the London Inter-Bank Offered Rate ("LIBOR") swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Policyholders' Account Balances – The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the Company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. Since the valuation of these liabilities require the use of management’s judgment to determine these risk premiums and the use of unobservable inputs, these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	December 31, 2021
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$24,319	Discounted cash flow	Discount rate	2.41%	3.99%	2.62%	Decrease
		Liquidation	Liquidation value	62.58%	62.58%	62.58%	Increase
Reinsurance recoverables	$821,596	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(3)	$821,596	Discounted cash flow	Lapse rate(5)	1%	20%		Decrease
			Spread over LIBOR(6)	0.03%	1.13%		Decrease
			Utilization rate(7)	39%	96%		Increase
			Withdrawal rate	See table footnote (8) below.
			Mortality rate(9)	0%	15%		Decrease
			Equity volatility curve	16%	25%		Increase
Policyholders' account balances(4)	$153,127	Discounted cash flow	Lapse rate(5)	1%	6%		Decrease
			Spread over LIBOR(6)	0.03%	1.13%		Decrease
			Mortality rate(9)	0%	23%		Decrease
			Equity volatility curve	12%	27%		Increase

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2020
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$24,045	Discounted cash flow	Discount rate	1.84%	6.55%	2.32%	Decrease
Reinsurance recoverables	$1,195,469	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(3)	$1,195,469	Discounted cash flow	Lapse rate(5)	1%	20%		Decrease
			Spread over LIBOR(6)	0.06%	1.17%		Decrease
			Utilization rate(7)	39%	96%		Increase
			Withdrawal rate	See table footnote (8) below.
			Mortality rate(9)	0%	15%		Decrease
			Equity volatility curve	18%	26%		Increase
Policyholders' account balances(4)	$153,937	Discounted cash flow	Lapse rate(5)	1%	6%		Decrease
			Spread over LIBOR(6)	0.06%	1.17%		Decrease
			Mortality rate(9)	0%	24%		Decrease
			Equity volatility curve	15%	30%		Increase

(1)Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.
(2)Includes assets classified as fixed maturities available-for-sale.
(3)Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(4)Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(5)Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.
(6)The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.
(7)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
(8)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of both December 31, 2021 and 2020, the minimum withdrawal rate assumption is 76% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.
(9)The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 45 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age and duration. A mortality improvement assumption is also incorporated into the overall mortality table.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities - The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors. During weaker economic cycles, as the expectations of default increases, credit spreads widen, which results in a decrease in fair value.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

	Year Ended December 31, 2021
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Corporate securities(3)	$24,045	$(3,330)	$0	$0	$0	$(502)	$0	$4,106	$0	$24,319	$(3,327)
Structured securities(4)	0	1,132	0	(10)	0	(113)	0	26,265	0	27,274	1,134
Other assets:
Equity securities	6,095	(283)	0	0	0	0	0	0	0	5,812	(283)
Reinsurance recoverables	1,195,469	(484,658)	110,785	0	0	0	0	0	0	821,596	(430,080)
Liabilities:
Future policy benefits	(1,195,469)	484,658	0	0	(110,785)	0	0	0	0	(821,596)	430,080
Policyholders' account balances(5)	(153,937)	(8,983)	0	0	0	9,793	0	0	0	(153,127)	(11)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2021
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(1,404)	$0	$(783)	$(11)	$(1,557)	$0	$(636)
Other assets:
Equity securities	0	(283)	0	0	0	(283)	0
Reinsurance recoverables	(484,658)	0	0	0	(430,080)	0	0
Liabilities:
Future policy benefits	484,658	0	0	0	430,080	0	0
Policyholders' account balances	(8,983)	0	0	0	(11)	0	0

	Year Ended December 31, 2020
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Corporate securities(3)	$1,178	$3,315	$0	$(860)	$0	$(22)	$0	$20,434	$0	$24,045	$3,320
Structured securities(4)	0	2	0	(2)	0	0	0	0	0	0	0
Other assets:
Equity securities	7,305	2,290	0	(3,500)	0	0	0	0	0	6,095	1,100
Reinsurance recoverables	760,558	326,083	108,828	0	0	0	0	0	0	1,195,469	349,277
Liabilities:
Future policy benefits	(760,558)	(326,083)	0	0	(108,828)	0	0	0	0	(1,195,469)	(349,277)
Policyholders' account balances(5)	(133,793)	(3,200)	0	0	(16,944)	0	0	0	0	(153,937)	1,307

	Year Ended December 31, 2020
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$34	$0	$3,275	$8	$0	$0	$3,320
Other assets:
Equity securities	0	2,290	0	0	0	1,100	0
Reinsurance recoverables	326,083	0	0	0	349,277	0	0
Liabilities:
Future policy benefits	(326,083)	0	0	0	(349,277)	0	0
Policyholders' account balances	(3,200)	0	0	0	1,307	0	0
The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2019, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2019.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2019
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(4,895)	$0	$3,018	$186	$(4,880)	$0
Other assets:
Equity securities	0	683	0	0	0	683
Reinsurance recoverables	174,913	0	0	0	191,215	0
Liabilities:
Future policy benefits	(174,913)	0	0	0	(191,215)	0
Policyholders' account balances	(108,588)	0	0	0	(107,158)	0

(1)Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts.
(2)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)Includes U.S. corporate public, U.S. corporate private and foreign corporate private securities.
(4)Includes asset-backed and commercial mortgage-backed securities.
(5)Issuances and settlements for Policyholders' account balances are presented net in the rollforward.
Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company's Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2021
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$121,594	$121,594	$115,576
Policy loans	0	0	210,730	210,730	210,730
Cash and cash equivalents	7,597	0	0	7,597	7,597
Accrued investment income	0	22,539	0	22,539	22,539
Reinsurance recoverables	0	0	29,931	29,931	28,883
Receivables from parent and affiliates	0	20,650	0	20,650	20,650
Other assets	0	3,013	0	3,013	3,013
Total assets	$7,597	$46,202	$362,255	$416,054	$408,988
Liabilities:
Policyholders’ account balances - investment contracts	$0	$201,955	$41,939	$243,894	$242,846
Cash collateral for loaned securities	0	0	0	0	0
Payables to parent and affiliates	0	2,432	0	2,432	2,432
Other liabilities	0	49,130	0	49,130	49,130
Total liabilities	$0	$253,517	$41,939	$295,456	$294,408

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2020
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$140,921	$140,921	$133,115
Policy loans	0	0	212,163	212,163	212,163
Cash and cash equivalents	7,648	0	0	7,648	7,648
Accrued investment income	0	21,248	0	21,248	21,248
Reinsurance recoverables	0	0	28,654	28,654	26,915
Receivables from parent and affiliates	0	30,246	0	30,246	30,246
Other assets	0	6,205	0	6,205	6,205
Total assets	$7,648	$57,699	$381,738	$447,085	$437,540
Liabilities:
Policyholders’ account balances - investment contracts	$0	$220,527	$41,341	$261,868	$260,128
Cash collateral for loaned securities	0	2,725	0	2,725	2,725
Payables to parent and affiliates	0	16,250	0	16,250	16,250
Other liabilities	0	50,335	0	50,335	50,335
Total liabilities	$0	$289,837	$41,341	$331,178	$329,438

(1)Carrying values presented herein differ from those in the Company’s Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life, and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, unsettled trades and accounts receivable.
Reinsurance Recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements between the Company and related parties. See Note 9 for additional information about the Company's reinsurance arrangements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
6. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2021	2020	2019
	(in thousands)
Balance, beginning of year	$224,425	$178,813	$165,478
Capitalization of commissions, sales and issue expenses	82,624	76,544	39,199
Amortization-Impact of assumption and experience unlocking and true-ups	(7,197)	(6,688)	(5,341)
Amortization-All other	(17,006)	(11,431)	(9,509)
Change due to unrealized investment gains and losses	7,453	(12,813)	(11,014)
Balance, end of year	$290,299	$224,425	$178,813

7. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2021	2020
	(in thousands)
Life insurance	$1,887,887	$1,735,376
Individual annuities and supplementary contracts	43,515	41,072
Other contract liabilities	826,539	1,200,127
Total future policy benefits	$2,757,941	$2,976,575
Life insurance liabilities include reserves for death benefits. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities. Other contract liabilities include liabilities for variable annuity living benefit guarantees and certain other reserves for individual life products.
Future policy benefits for individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.9% to 7.0%.
Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present values range from 0.0% to 7.3%.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The interest rates used in the determination of the present values range from 0.6% to 2.9%. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 8 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2021	2020
	(in thousands)
Interest-sensitive life contracts	$2,042,829	$1,930,925
Individual annuities	347,071	363,333
Guaranteed interest accounts	16,774	17,970
Other	201,966	220,538
Total policyholders’ account balances	$2,608,640	$2,532,766
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities and certain unearned revenues. Policyholders' account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. See Note 5 for additional information on the fair value of these embedded derivative instruments. Interest crediting rates for interest-sensitive life contracts range from 0.8% to 4.6%. Interest crediting rates for individual annuities range from 0.0% to 4.9%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 3.3%. Interest crediting rates range from 0.5% to 3.5% for other.
8. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2021 and 2020, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2021		December 31, 2020
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$9,831,340	N/A	$9,917,698	N/A
Net amount at risk	$2,960	N/A	$1,339	N/A
Average attained age of contractholders	69 years	N/A	68 years	N/A
Minimum return or contract value
Account value	$1,968,111	$10,963,642	$1,974,247	$11,090,944
Net amount at risk	$2,343	$123,562	$1,720	$157,115
Average attained age of contractholders	70 years	69 years	69 years	68 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years
(1)Balances are gross of reinsurance.
(2)Includes income and withdrawal benefits.

	December 31, 2021	December 31, 2020
	In the Event of Death(1)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$997,532	$921,646
General account value	$1,183,158	$1,117,645
Net amount at risk	$18,399,377	$18,179,223
Average attained age of contractholders	57 years	56 years
(1)Balances are gross of reinsurance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2021(1)	December 31, 2020(1)
	(in thousands)
Equity funds	$6,183,592	$6,015,019
Bond funds	5,018,394	5,387,645
Money market funds	275,031	148,848
Total	$11,477,017	$11,551,512
(1)Balances are gross of reinsurance.
In addition to the amounts invested in separate account investment options above, $322 million at December 31, 2021 and $340 million at December 31, 2020 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features were invested in general account investment options. For the years ended December 31, 2021, 2020 and 2019, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB, and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” GMAB, GMWB, and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits.” Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

	GMDB		GMIB	GMWB/GMIWB/GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balance at December 31, 2018	$12,268	$224,842	$543	$488,825	$726,478
Incurred guarantee benefits(1)	2,846	115,994	68	271,733	390,641
Paid guarantee benefits	63	(15,638)	(50)	0	(15,625)
Change in unrealized investment gains and losses	459	51,351	5	0	51,815
Balance at December 31, 2019	15,636	376,549	566	760,558	1,153,309
Incurred guarantee benefits(1)	7,843	107,670	(266)	434,911	550,158
Paid guarantee benefits	(518)	(27,229)	(46)	0	(27,793)
Change in unrealized investment gains and losses	1,214	56,823	2	0	58,039
Balance at December 31, 2020	24,175	513,813	256	1,195,469	1,733,713
Incurred guarantee benefits(1)	867	77,435	(117)	(373,873)	(295,688)
Paid guarantee benefits	(58)	(6,070)	0	0	(6,128)
Change in unrealized investment gains and losses	(1,022)	(27,653)	(5)	0	(28,680)
Balance at December 31, 2021	$23,962	$557,525	$134	$821,596	$1,403,217
(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
The GMDB, which includes the liability for no-lapse guarantees, and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.
There were no deferred sales inducements balances at December 31, 2021 and 2020 because they were fully ceded.
9.    REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Term Reinsurance Company (“Term Re”) and Dryden Arizona Reinsurance Term Company (“DART”), its parent companies, Pruco Life and Prudential Insurance, as well as third parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into a reinsurance agreement to transfer the risk related to living benefit guarantees on variable annuities to Prudential Insurance. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 4 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company’s Statements of Financial Position as of December 31, were as follows:

	2021	2020
	(in thousands)
Reinsurance recoverables	$3,601,212	$3,860,612
Policy loans	(22,028)	(21,466)
Deferred policy acquisition costs	(634,661)	(661,732)
Deferred sales inducements	(37,905)	(40,980)
Other assets	12,941	15,172
Other liabilities	140,248	127,234

Reinsurance recoverables by counterparty are broken out below:

	December 31, 2021	December 31, 2020
	(in thousands)
Prudential Insurance	$1,344,251	$1,726,545
PAR U	1,213,038	1,119,545
PARCC	415,266	448,884
PAR Term	248,387	236,561
Term Re	256,283	232,398
DART	77,995	69,268
Pruco Life	40,804	24,744
Unaffiliated	5,188	2,667
Total reinsurance recoverables	$3,601,212	$3,860,612

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2021	2020	2019
	(in thousands)
Premiums:
Direct	$249,936	$249,426	$248,613
Ceded	(219,991)	(227,766)	(235,682)
Net premiums	29,945	21,660	12,931
Policy charges and fee income:
Direct	422,552	407,449	405,167
Ceded(1)	(332,771)	(333,247)	(339,432)
Net policy charges and fee income	89,781	74,202	65,735
Net investment income:
Direct	101,279	83,800	77,462
Ceded	(788)	(805)	(674)
Net investment income	100,491	82,995	76,788
Asset administration fees:
Direct	44,882	39,773	38,013
Ceded	(36,007)	(33,029)	(32,169)
Net asset administration fees	8,875	6,744	5,844
Realized investment gains (losses), net:
Direct	485,124	(324,737)	(184,219)
Ceded	(483,156)	326,608	166,831
Realized investment gains (losses), net	1,968	1,871	(17,388)
Policyholders’ benefits (including change in reserves):
Direct	401,129	470,557	436,729
Ceded(2)	(352,613)	(428,670)	(411,116)
Net policyholders’ benefits (including change in reserves)	48,516	41,887	25,613
Interest credited to policyholders’ account balances:
Direct	75,789	75,609	67,354
Ceded	(32,785)	(31,513)	(29,608)
Net interest credited to policyholders’ account balances	43,004	44,096	37,746
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	$(146,877)	$(176,420)	$(182,460)
(1)Includes $(5) million of unaffiliated activity for the year ended December 31, 2021 and $(4) million for each of the years ended 2020 and 2019.
(2)Includes $(2) million, $(1) million and $(2) million of unaffiliated activity for the years ended December 31, 2021, 2020 and 2019, respectively.
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2021	2020	2019
	(in thousands)
Direct gross life insurance face amount in force	$156,103,597	$154,173,267	$148,591,760
Reinsurance ceded	(140,856,353)	(139,478,523)	(135,331,837)
Net life insurance face amount in force	$15,247,244	$14,694,744	$13,259,923

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
Information regarding significant affiliated reinsurance agreements is described below.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement was terminated for certain new business, primarily Universal Life business, and such business was reinsured to Pruco Life under a yearly renewable term reinsurance agreement. As of January 1, 2020, the remaining portions of new business (specifically Term policies) ceased being reinsured by the Company to Prudential Insurance, and a separate yearly renewable term reinsurance agreement was established with Pruco Life for Term policies. Effective April 1, 2016, the Company entered into a reinsurance agreement with Prudential Insurance to reinsure its variable annuity base contracts, along with the living benefit guarantees. As of December 31, 2020, the Company discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between Prudential Insurance and the Company.
PAR U
Effective July 1, 2012, the Company reinsures an amount equal to 95% of all risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates through December 31, 2019, excluding those policies that are subject to principle-based reserving.
PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
PAR Term
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014 through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Pruco Life
Effective July 1, 2017, the Company entered into a yearly renewable term reinsurance agreement with Pruco Life for new business, primarily covering Universal Life policies. Effective January 1, 2020, the Company entered in a similar yearly renewable term reinsurance agreement with Pruco Life for new business relating to Term policies. Under these agreements the majority of all mortality risk is ceded to Pruco Life. The Company also reinsures certain Corporate Owned Life Insurance (“COLI”) policies with Pruco Life. Through March 31, 2016, the Company reinsured Prudential Defined Income ("PDI") living benefit guarantees with Pruco Life. Effective April 1, 2016, the Company recaptured PDI living benefit guarantees from Pruco Life and reinsured them, together with the related variable annuity base contracts, with Prudential Insurance.
DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018, through December 31, 2019, excluding those policies that are subject to principle-based reserving.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
10. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2021	2020	2019
	(in thousands)
Current tax expense (benefit):
U.S. federal	$10,969	$(34,698)	$7,030
State and local	137	0	0
Total	11,106	(34,698)	7,030
Deferred tax expense (benefit):
U.S. federal	(6,689)	28,359	(10,442)
Total	(6,689)	28,359	(10,442)
Income tax expense (benefit) from operations	4,417	(6,339)	(3,412)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(14,554)	26,521	26,583
Total income tax expense (benefit)	$(10,137)	$20,182	$23,171
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2021, 2020 and 2019, and the reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2021	2020	2019
	(in thousands)
Expected federal income tax expense (benefit)	$13,424	$8,827	$7,002
Non-taxable investment income	(6,371)	(5,819)	(6,578)
Tax credits	(3,478)	(2,451)	(3,689)
Changes in tax law	67	(6,941)	0
Other	775	45	(147)
Reported income tax expense (benefit)	$4,417	$(6,339)	$(3,412)
Effective tax rate	6.9%	(15.1)%	(10.2)%
The effective tax rate is the ratio of “Income tax expense (benefit)” divided by “Income (loss) from operations before income taxes.” The Company’s effective tax rate for fiscal years 2021, 2020 and 2019 was 6.9%, (15.1)% and (10.2)%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2021, 2020 and 2019, and the Company's effective tax rate during the periods presented:
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $6 million of the total $6 million of 2021 non-taxable investment income, $5 million of the total $6 million of 2020 non-taxable investment income, and $6 million of the total $7 million of 2019 non-taxable investment income. The DRD for the current period was estimated using information from 2020, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
Changes in Tax Law. The following is a notable change in tax law that impacted the Company’s effective tax rate for the periods presented:
The CARES Act. On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOLs”) originating in 2020, 2019 or 2018 to carry back those losses for up to five years. For 2020, the Company recorded an income tax benefit of $7 million from carrying the estimated 2020 NOL back to tax years that have a 35% tax rate.

Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.
Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2021	2020
	(in thousands)
Deferred tax assets:
Insurance reserves	$27,483	$10,248
Deferred policy acquisition cost	0	5,713
Other	398	0
Deferred tax assets	27,881	15,961
Deferred tax liabilities:
Deferred policy acquisition cost	4,765	0
Net unrealized gain on securities	36,834	54,332
Investments	7,932	4,326
Other	0	179
Deferred tax liabilities	49,531	58,837
Net deferred tax asset (liability)	$(21,650)	$(42,876)
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2021, and 2020. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s "Income (loss) from operations before income taxes" includes income from domestic operations of $64 million, $42 million and $33 million for the years ended December 31, 2021, 2020 and 2019, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company had no unrecognized tax benefits as of December 31, 2021, 2020, and 2019. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The Company did not recognize tax related interest and penalties.
At December 31, 2021, the Company remains subject to examination in the U.S. for tax years 2014 through 2021.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner.
11.    EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Statements of Comprehensive Income. Net unrealized investment gains (losses) are described in further detail in Note 2. The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2018	$(989)	$(13,378)	$(14,367)
Change in OCI before reclassifications	10	122,400	122,410
Amounts reclassified from AOCI	0	4,175	4,175
Income tax benefit (expense)	(2)	(26,581)	(26,583)
Balance, December 31, 2019	(981)	86,616	85,635
Change in OCI before reclassifications	250	126,329	126,579
Amounts reclassified from AOCI	0	(286)	(286)
Income tax benefit (expense)	(52)	(26,469)	(26,521)
Balance, December 31, 2020	(783)	186,190	185,407
Change in OCI before reclassifications	(259)	(68,631)	(68,890)
Amounts reclassified from AOCI	0	(418)	(418)
Income tax benefit (expense)	54	14,500	14,554
Balance, December 31, 2021	$(988)	$131,641	$130,653
(1)Includes cash flow hedges of $5 million, $(3) million and $3 million as of December 31, 2021, 2020 and 2019, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31,
	2021	2020	2019
	(in thousands)
Amounts reclassified from AOCI(1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate(3)	$2,292	$958	$1,844
Net unrealized investment gains (losses) on available-for-sale securities(4)	(1,874)	(672)	(6,019)
Total net unrealized investment gains (losses)	418	286	(4,175)
Total reclassifications for the period	$418	$286	$(4,175)
(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 4 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on DAC and other costs, future policy benefits, policyholders’ account balances and other liabilities.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on available-for-sale fixed maturity securities and certain other invested assets and other assets are included in the Company’s Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income (loss)” for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to available-for-sale fixed maturity securities on which an OTTI had been previously recognized, an allowance for credit losses has been recorded, and all other net unrealized investment gains (losses), are as follows:

	Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an OTTI Loss has been Recognized	Net Unrealized Gains (Losses) on Investments on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recorded (1)	Net Unrealized Gains (Losses) on All Other Investments(3)	DAC and Other Costs(4)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(5)	Income Tax Benefit (Expense)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2018	$143	$0	$(17,764)	$3,115	$(2,430)	$3,558	$(13,378)
Net unrealized investment gains (losses) on investments arising during the period	(532)	0	130,017	0	0	(27,191)	102,294
Reclassification adjustment for (gains) losses included in net income	647	0	3,528	0	0	(877)	3,298
Reclassification adjustment for OTTI losses excluded from net income(2)	(207)	0	207	0	0	0	0
Impact of net unrealized investment (gains) losses	0	0	0	5,858	(12,943)	1,487	(5,598)
Balance, December 31, 2019	51	0	115,988	8,973	(15,373)	(23,023)	86,616
Reclassification due to implementation of ASU 2016-13 (6)	(51)	0	51	0	0	0	0
Net unrealized investment gains (losses) on investments arising during the period	0	0	139,971	0	0	(29,394)	110,577
Reclassification adjustment for (gains) losses included in net income	0	0	(286)	0	0	61	(225)
Impact of net unrealized investment (gains) losses	0	0	0	19,268	(32,910)	2,864	(10,778)
Balance, December 31, 2020	0	0	255,724	28,241	(48,283)	(49,492)	186,190
Net unrealized investment gains (losses) on investments arising during the period	0	0	(74,500)	0	0	15,644	(58,856)
Reclassification adjustment for (gains) losses included in net income	0	0	(418)	0	0	88	(330)
Impact of net unrealized investment (gains) losses	0	0	0	(2,193)	8,062	(1,232)	4,637
Balance, December 31, 2021	$0	$0	$180,806	$26,048	$(40,221)	$(34,992)	$131,641
(1)Allowance for credit losses on available-for-sale fixed maturity securities effective January 1, 2020.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(3)Includes cash flow hedges. See Note 4 for information on cash flow hedges.
(4)"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.
(5)"Other liabilities" primarily includes reinsurance payables.
(6) Represents net unrealized gains (losses) for which an OTTI had been previously recognized.
12. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income (loss) of the Company amounted to $52 million, $(70) million and $38 million for the years ended December 31, 2021, 2020 and 2019, respectively. Statutory surplus of the Company amounted to $592 million and $337 million at December 31, 2021 and 2020, respectively. Prior year amounts have been updated to conform to finalized statutory filings where applicable.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $59 million in 2022 without prior approval. The Company did not pay dividends to Pruco Life in 2021, 2020, and 2019 respectively.
13. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock based-awards program was $0.1 million for each of the years ended December 31, 2021, 2020 and 2019. The expense charged to the Company for the deferred compensation program was $0.4 million, $0.6 million and $0.6 million for the years ended December 31, 2021, 2020 and 2019, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $1 million, $2 million and $2 million for each of the years ended December 31, 2021, 2020 and 2019, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $1 million, $2 million and $3 million for the years ended December 31, 2021, 2020 and 2019, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $0.5 million, $1.0 million and $1.0 million for each of the years ended December 31, 2021, 2020 and 2019, respectively.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $37 million, $53 million and $78 million for the years ended December 31, 2021, 2020 and 2019, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity. The Company’s share of corporate expenses was $10 million, $9 million and $13 million for the years ended December 31, 2021, 2020 and 2019, respectively.
Corporate-Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $3,465 million at December 31, 2021 and $3,071 million at December 31, 2020. Fees related to these COLI policies were $30 million, $27 million and $26 million for the years ended December 31, 2021, 2020 and 2019, respectively. The Company retains 10% of the mortality risk associated with these COLI policies up to $0.1 million per individual policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $3 million, $3 million and $2 million for the years ended December 31, 2021, 2020 and 2019, respectively. These expenses are recorded as “Net investment income” in the Statements of Operations and Comprehensive Income.
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $48 million and $41 million as of December 31, 2021 and 2020, respectively. "Net investment income" related to these ventures includes gains of $4 million, $4 million and $2 million for the years ended December 31, 2021, 2020 and 2019, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust. Income received from ASTISI and PGIM Investments related to this agreement was $36 million, $33 million and $32 million for the years ended December 31, 2021, 2020 and 2019, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income.
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $8 million, $6 million and $6 million for the years ended December 31, 2021, 2020 and 2019, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates	Interest Rates			2021	2020
					(in thousands)
U.S. dollar fixed rate notes	2027	0.00%	-	14.85%	$788	$815
Total long-term notes receivable - affiliated(1)					$788	$815
(1) All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities and other trading assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
There was no accrued interest receivable related to these loans as of December 31, 2021 and 2020, respectively. Revenues related to these loans were $0 million, $0.1 million and $0.2 million for the years ended December 31, 2021, 2020 and 2019, respectively, and are included in “Other income.”
Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net," respectively. The table below shows affiliated asset trades for the years ended December 31, 2021 and 2020:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/(Decrease)	Realized Investment Gain (Loss)
				(in thousands)
Prudential Insurance	April 2020	Purchase	Fixed Maturities	$3,485	$3,320	$(130)	$0
Prudential Insurance	September 2021	Purchase	Fixed Maturities	$10,810	$10,520	$(229)	$0
Prudential Insurance	September 2021	Sale	Fixed Maturities	$7,356	$6,477	$695	$0
Prudential Retirement Insurance & Annuity Co	September 2021	Purchase	Fixed Maturities	$19,724	$19,724	$0	$0
Prudential Retirement Insurance & Annuity Co	September 2021	Sale	Fixed Maturities	$22,557	$22,038	$0	$519
Prudential Insurance	September 2021	Purchase	Derivatives	$715	$213	$(396)	$0
Prudential Retirement Insurance & Annuity Co	September 2021	Purchase	Derivatives	$21	$21	$0	$0
Prudential Retirement Insurance & Annuity Co	September 2021	Sale	Derivatives	$816	$233	$0	$583
Debt Agreements
The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs. There was no debt outstanding for both 2021 and 2020.
The total interest expense to the Company related to loans payable to affiliates was $0.0 million, $0.0 million and $0.1 million for the years ended December 31, 2021, 2020 and 2019.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
Contributed Capital and Dividends
In February 2022, the Company received a capital contribution in the amount of $100 million from Pruco Life. In March 2021 and December 2021, the Company received a capital contribution in the amount of $1 million and $100 million from Pruco Life. In March 2020, the Company received a capital contribution in the amount of $85 million from Pruco Life. In December 2019, the Company received a capital contribution in the amount of $60 million from Pruco Life.
The Company did not pay any dividends in 2021, 2020 and 2019.
Reinsurance with Affiliates
As discussed in Note 9, the Company participates in reinsurance transactions with certain affiliates.
14. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2021 and 2020, the outstanding balances on these commitments were $1 million and $0.0 million, respectively. The amount does not include unfunded commitments that are not unconditionally cancellable. For related credit exposure, there was no allowance for credit losses as of either December 31, 2021 or 2020. There was no change in allowance for credit losses for the year ended December 31, 2021 and a change of $0.0 million for the year ended December 31, 2020. The Company has made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2021 and 2020, $61 million and $74 million, respectively, of these commitments were outstanding. These amounts include unfunded commitments that are not unconditionally cancellable. There were no related charges for credit losses for both the years ended December 31, 2021 and 2020.
Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2021, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $10 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Behfarin v. Pruco Life

In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement. In June 2020, the court issued an order: (i) granting plaintiffs’ motion for certification of the settlement class; (ii) approving the proposed nationwide class settlement agreement; (iii) approving the class notice; (iv) awarding attorneys’ fees and costs to plaintiffs and a reduced incentive award to Behfarin; and (v) dismissing the action with prejudice, but maintaining jurisdiction over the settlement. This matter is now closed.

Regulatory

Variable Products

The Company has received regulatory inquiries and requests for information from state and federal regulators, including subpoenas from the U.S. Securities and Exchange Commission, concerning the appropriateness of variable product sales and replacement activity. The Company is cooperating with regulators and may become subject to additional regulatory inquiries and other actions related to this matter.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial statements. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey
Opinion on the Financial Statements
We have audited the accompanying statements of financial position of Pruco Life Insurance Company of New Jersey (the "Company") as of December 31, 2021 and 2020, and the related statements of operations and comprehensive income, of equity and of cash flows for each of the three years in the period ended December 31, 2021 including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Change in Accounting Principle
As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for credit losses on certain financial assets reported at amortized cost, in 2020.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of Guaranteed Benefit Features Associated with Certain Life Products Included in the Liability for Future Policy Benefits

As described in Notes 2, 5, 7 and 8 to the financial statements, the Company issues certain life insurance products that include certain contract features, including no-lapse guarantees. The liability for no-lapse guarantee features is grouped with guaranteed minimum death benefit ("GMDB") features in Note 8. For GMDB contract features, additional policyholder liabilities are established when associated assessments are recognized. As of December 31, 2021, the additional liability for these contract features included in the liability for future policy benefits was $558 million. As disclosed by management, this liability is established using current best estimate assumptions, including mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions, and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits is a critical audit matter are (i) the significant judgment by management to determine the aforementioned assumptions for the additional policyholder liabilities, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the aforementioned assumptions used in the valuation of the additional policyholder liabilities, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits, including controls over the development of the assumptions used in the valuation of the additional policyholder liabilities. These procedures also included, among others, testing management’s process for determining the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits, which included the involvement of professionals with specialized skill and knowledge to assist in evaluating (i) the appropriateness of management’s models and (ii) the reasonableness of the aforementioned assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the aforementioned assumptions and testing that the aforementioned assumptions are accurately reflected in the models.

Valuation of the Deferred Acquisition Costs Related to Universal Life and Variable Life Products

As described in Notes 2 and 6 to the financial statements, the Company defers acquisition costs that relate directly to the successful acquisition of new and renewal insurance business to the extent such costs are deemed recoverable from future profits. As of December 31, 2021, a significant portion of the $290 million of deferred policy acquisition costs ("DAC") are associated with universal life and variable life products. DAC related to universal life and variable life products is generally amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges. These margins are updated periodically based on historical and anticipated future experience. The DAC balance is regularly adjusted with a corresponding charge or credit to current period earnings for the impact of actual gross profits and changes in management’s projections of estimated future gross profits. DAC is subject to periodic recoverability testing.

The principal considerations for our determination that performing procedures relating to the valuation of DAC related to universal life and variable life products is a critical audit matter are (i) the significant judgment by management to determine the assumptions used in the projection of gross profits used to amortize DAC related to mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions (collectively, the “significant assumptions”), (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant assumptions, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of DAC related to universal life and variable life products, including controls over the development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the valuation of DAC related to universal life and variable life products, which included the involvement of professionals with specialized skill and knowledge to assist in evaluating (i) the appropriateness of management’s models, and (ii) the reasonableness of the significant assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the assumptions and testing that the assumptions are accurately reflected in the models.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 16, 2022

We have served as the Company's auditor since 1996.